UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934
Filed by the Registrant ☐
Filed by a Party other than the Registrant ☐
Check the appropriate box:
☐
Preliminary Proxy Statement

☐
Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☒
Definitive Proxy Statement

☐
Definitive Additional Materials

☐
Soliciting Material under §240.14a-12

JAWS Mustang Acquisition Corporation

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
Payment of Filing Fee (Check the appropriate box):
☒
No fee required.

☐
Fee paid previously with preliminary materials.

☐
Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a6(i)(1) and 0-11

LETTER TO SHAREHOLDERS OF JAWS MUSTANG ACQUISITION CORPORATION
1601 Washington Avenue, Suite 800
Miami Beach, FL 33139
Dear JAWS Mustang Acquisition Corporation Shareholder:
You are cordially invited to attend an extraordinary general meeting of JAWS Mustang Acquisition Corporation, a Cayman Islands exempted company (“JWSM”), which will be held on February 1, 2023, at 10:00 a.m., Eastern Time, at the offices of Kirkland & Ellis LLP located at 601 Lexington Avenue, New York, New York 10022, and via a virtual meeting, or at such other time, on such other date and at such other place to which the meeting may be postponed or adjourned (the “Shareholder Meeting”).
The Shareholder Meeting will be conducted via live webcast, but the physical location of the Shareholder Meeting will remain at the location specified above for the purposes of our amended and restated memorandum and articles of association (the “Memorandum and Articles of Association”). If you wish to attend the Shareholder Meeting in person, you must reserve your attendance at least two business days in advance of the Shareholder Meeting by contacting JWSM’s proxy solicitor at JWSM.info@investor.morrowsodali.com by 10:00 a.m., Eastern Time, on January 30, 2023 (two business days prior to the initially scheduled meeting date). You will be able to attend the Shareholder Meeting online, vote and submit your questions during the Shareholder Meeting by visiting https://www.cstproxy.com/jawsmustang/2023.
The attached Notice of the Shareholder Meeting and proxy statement describe the business JWSM will conduct at the Shareholder Meeting (unless JWSM determines that it is not necessary to hold the Shareholder Meeting as described in the accompanying proxy statement) and provide information about JWSM that you should consider when you vote your shares. As more fully described in the attached proxy statement, which is dated January 11, 2023, and is first being mailed to shareholders on or about that date, the Shareholder Meeting will be held for the purpose of considering and voting on the following proposals:
1.
Proposal No. 1 — Extension Amendment Proposal — To amend, by way of special resolution, JWSM’s Memorandum and Articles of Association to extend the date by which JWSM has to consummate a business combination (the “Charter Extension”) from February 4, 2023 to February 4, 2024 (the “Charter Extension Date,”, and such proposal, the “Extension Amendment Proposal”);

2.
Proposal No. 2 — Redemption Limitation Amendment Proposal — To amend, by way of special resolution, JWSM’s Memorandum and Articles of Association to eliminate from the Memorandum and Articles of Association the limitation that JWSM may not redeem Public Shares (as defined below) to the extent that such redemption would result in JWSM having net tangible assets (as determined in accordance with Rule 3a51-1(g)(1) of the Securities Exchange Act of 1934, as amended, of less than $5,000,001 (the “Redemption Limitation”) in order to allow JWSM to redeem Public Shares irrespective of whether such redemption would exceed the Redemption Limitation (the “Redemption Limitation Amendment,” and such proposal the “Redemption Limitation Amendment Proposal”); and

3.
Proposal No. 3 — Adjournment Proposal — To adjourn the Shareholder Meeting to a later date or dates, if necessary, (i) to permit further solicitation and vote of proxies if, based upon the tabulated vote at the time of the Shareholder Meeting, there are insufficient Class A ordinary shares, par value $0.0001 per share, and Class B ordinary shares, par value $0.0001 per share, in the capital of JWSM represented (either in person or by proxy) to constitute a quorum necessary to conduct business at the Shareholder Meeting or at the time of the Shareholder Meeting to approve the Extension Amendment Proposal or the Redemption Limitation Amendment Proposal or (ii) if the holders of Public Shares have elected to redeem an amount of shares in connection with the Extension Amendment Proposal or the Redemption Limitation Amendment Proposal such that JWSM would not adhere to the continued listing requirements of the New York Stock Exchange (the “Adjournment Proposal”).

Each of the Extension Amendment Proposal, the Redemption Limitation Amendment Proposal and the Adjournment Proposal is more fully described in the accompanying proxy statement. Please take the time to read carefully each of the proposals in the accompanying proxy statement before you vote.

The purpose of the Extension Amendment Proposal is to allow JWSM additional time to complete an initial business combination (a “Business Combination”). You are not being asked to vote on a Business Combination at this time.
The Memorandum and Articles of Association provide that JWSM has until February 4, 2023 to complete its initial Business Combination (the “Termination Date”). JWSM’s board of directors (the “Board”) has determined that it is in the best interests of JWSM to seek an extension of the Termination Date and have JWSM’s shareholders approve the Extension Amendment Proposal to allow for a period of additional time to consummate a Business Combination. Without the Charter Extension, JWSM believes that JWSM may not be able to complete a Business Combination on or before the Termination Date. If that were to occur, JWSM would be precluded from completing a Business Combination and would be forced to liquidate.
The purpose of the Redemption Limitation Amendment Proposal is to eliminate from the Memorandum and Articles of Association the Redemption Limitation in order to allow JWSM to redeem Public Shares, irrespective of whether such redemption would exceed the Redemption Limitation. The Board believes it is in the best interests of JWSM and its shareholders for JWSM to be allowed to effect redemptions irrespective of the Redemption Limitation.
As contemplated by the Memorandum and Articles of Association, the holders of JWSM’s Class A ordinary shares, par value $0.0001 per share (the “Class A Ordinary Shares”), issued as part of the units sold in JWSM’s initial public offering (the “Public Shares”) may elect to redeem all or a portion of their Public Shares in exchange for their pro rata portion of the funds held in a trust account (the “Trust Account”) established to hold a portion of the proceeds of the initial public offering (the “Initial Public Offering”) and the concurrent sale of the private placement warrants (the “Private Placement Warrants”), if either the Charter Extension or the Redemption Limitation Amendment is implemented (the “Redemption”), regardless of how such public shareholders vote in regard to the Extension Amendment Proposal or the Redemption Limitation Amendment Proposal. If the Extension Amendment Proposal or the Redemption Limitation Amendment Proposal is approved by the requisite vote of shareholders, the holders of Public Shares remaining after the Redemption will retain their right to redeem their Public Shares for their pro rata portion of the funds available in the Trust Account upon consummation of a Business Combination or if JWSM does not complete a Business Combination by the Charter Extension Date.
In the event that the Redemption Limitation Amendment Proposal is not approved and we receive notice of redemptions of Public Shares approaching or in excess of the Redemption Limitation, we and/or Mustang Sponsor, LLC, a Delaware limited liability company (the “Sponsor”) may take action to increase our net tangible assets to avoid exceeding the Redemption Limitation, which may include, at our and our Sponsor’s option and in our and its sole discretion, any, several or all of the following actions: (a) attempting to secure waivers of certain of our significant liabilities, including the deferred underwriting fees, and (b) entering into non-redemption agreements with certain of our significant shareholders. If the Redemption Limitation Amendment Proposal is not approved and the Redemption Limitation is exceeded, either because we do not take action to increase our net tangible assets or because our attempt to do so is not successful, then we will not proceed with the Charter Extension and we will not redeem any Public Shares. In such case, Public Shares which a public shareholder elects to redeem but which are not redeemed shall be returned to such public shareholder or such public shareholder’s account and such public shareholder will retain the right to have their Public Shares redeemed for cash if JWSM has not completed an initial Business Combination by the Termination Date.
On January 9, 2023, the most recent practicable date prior to the date of the accompanying proxy statement, the redemption price per share was approximately $10.155, based on the aggregate amount on deposit in the Trust Account of approximately $1,051,074,723 as of January 9, 2023 (including interest not previously released to JWSM to pay its taxes), divided by the total number of then outstanding Public Shares. The Redemption price per share will be calculated based on the aggregate amount on deposit in the Trust Account, including interest earned on the funds held in the Trust Account and not previously released to JWSM to pay its taxes two business days prior to the initially scheduled date of the Shareholder Meeting. The closing price of the Class A Ordinary Shares on the New York Stock Exchange on January 9, 2023 was $10.14. Accordingly, if the market price of the Class A Ordinary Shares were to remain the same until the date of the Shareholder Meeting, exercising redemption rights would result in a public shareholder receiving approximately $0.015 more per share than if the shares were sold in the open market (based on the per share redemption price as of January 9, 2023). JWSM cannot assure shareholders that they will be able to sell their Class A Ordinary Shares in the open market, even if the market price per share is lower than the redemption price stated above, as there may not be sufficient liquidity in its securities when such shareholders wish to sell their shares. JWSM believes that such redemption right enables its public shareholders to determine whether to sustain their investments for an additional period if JWSM does not complete a Business Combination on or before the Termination Date.
If the Extension Amendment Proposal is not approved, and a Business Combination is not completed on or before the Termination Date, JWSM will: (i) cease all operations except for the purpose of winding up; (ii) as promptly as reasonably possible but not more than ten business days thereafter, redeem the Public Shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the funds held in the Trust Account and not previously released to JWSM to pay its taxes, if any (less up to $100,000 of interest to pay dissolution expenses) divided by the number of the then-outstanding Public Shares, which redemption will completely extinguish public shareholders’ rights as shareholders (including the right to receive further liquidation distributions, if any); and (iii) as promptly as reasonably possible following such redemption, subject to the approval of JWSM’s remaining shareholders and the Board, liquidate and dissolve, subject in the case of clauses (ii) and (iii) to JWSM’s obligations under Cayman Islands law to provide for claims of creditors and the requirements of other applicable law. There will be no distribution from the Trust Account with respect to JWSM’s warrants, which will expire worthless in the event JWSM dissolves and liquidates the Trust Account.
Subject to the foregoing, the approval of each of the Extension Amendment Proposal and the Redemption Limitation Amendment Proposal requires a special resolution under Cayman Islands law, being the affirmative vote of at least a two-thirds (2/3) majority of the votes cast by the holders of Class A Ordinary Shares and Class B ordinary shares, par value $0.0001 per share (the “Class B Ordinary Shares” and together with the Class A Ordinary Shares, the “Ordinary Shares”), voting as a single class, who are present in person or represented by proxy and entitled to vote thereon at the Shareholder Meeting.
Approval of the Adjournment Proposal requires an ordinary resolution under Cayman Islands law, being the affirmative vote of at least a majority of the votes cast by the holders of the issued Ordinary Shares, voting as a single class, who are present in person or represented by proxy and entitled to vote thereon at the Shareholder Meeting. The Adjournment Proposal will only be put forth for a vote if there are not sufficient votes to approve the Extension Amendment Proposal and the Redemption Limitation Amendment Proposal at the Shareholder Meeting or if due to redemptions in connection with the Extension Amendment Proposal and the Redemption Limitation Amendment Proposal, JWSM would not adhere to the continued listing requirements of the New York Stock Exchange.
The Board has fixed the close of business on December 29, 2022 as the date for determining JWSM’s shareholders entitled to receive notice of and vote at the Shareholder Meeting and any adjournment thereof. Only holders of record of Ordinary Shares on that date are entitled to have their votes counted at the Shareholder Meeting or any adjournment thereof.
JWSM believes that it is in the best interests of JWSM’s shareholders that JWSM obtain the Charter Extension and the Redemption Limitation Amendment. After careful consideration of all relevant factors, the Board has determined that the Extension Amendment Proposal, the Redemption Limitation Amendment Proposal and the Adjournment Proposal are in the best interests of JWSM and its shareholders, has declared it advisable and recommends that you vote or give instruction to vote “FOR” the Extension Amendment proposal, “FOR” the Redemption Limitation Amendment Proposal and “FOR” the Adjournment Proposal.
Your vote is very important.   Whether or not you plan to attend the Shareholder Meeting, please vote as soon as possible by following the instructions in the accompanying proxy statement to make sure that your shares are represented and voted at the Shareholder Meeting. If you hold your shares in “street name” through a bank, broker or other nominee, you will need to follow the instructions provided to you by your bank, broker or other nominee to ensure that your shares are represented and voted at the Shareholder Meeting. The approval of each of the Extension Amendment Proposal and the Redemption Limitation Amendment Proposal requires a special resolution under Cayman Islands law, the affirmative vote of at least a two-thirds (2/3) majority of the votes cast by the holders of the issued Ordinary Shares, voting as a single class, who are present in person or represented by proxy and entitled to vote thereon at the Shareholder Meeting. Approval of the Adjournment Proposal requires an ordinary resolution under Cayman Islands law, being the affirmative vote of at least a majority of the votes cast by the holders of the issued Ordinary Shares, voting as a single class, who are present in person or represented by proxy and entitled to vote thereon at the Shareholder Meeting. Accordingly, if you fail to vote in person or by proxy at the Shareholder Meeting, your shares will not be counted for the purposes of determining whether the Extension Amendment Proposal, the Redemption Limitation Amendment Proposal and the Adjournment Proposal are approved by the requisite majorities.
If you sign, date and return your proxy card without indicating how you wish to vote, your proxy will be voted “FOR” each of the proposals presented at the Shareholder Meeting. If you fail to return your proxy card or fail to instruct your bank, broker or other nominee how to vote, and do not attend the Shareholder Meeting in person, the effect will be that your shares will not be counted for purposes of determining whether a quorum is present at the Shareholder Meeting but will otherwise not have any effect on whether the proposals are approved. If you are a shareholder of record and you attend the Shareholder Meeting and wish to vote in person, you may withdraw your proxy and vote in person.
TO EXERCISE YOUR REDEMPTION RIGHTS, YOU MUST DEMAND IN WRITING THAT YOUR CLASS A ORDINARY SHARES ARE REDEEMED FOR A PRO RATA PORTION OF THE FUNDS HELD IN THE TRUST ACCOUNT AND TENDER YOUR SHARES TO JWSM’S TRANSFER AGENT AT LEAST TWO BUSINESS DAYS PRIOR TO THE INITIALLY SCHEDULED DATE OF THE SHAREHOLDER MEETING. IN ORDER TO EXERCISE YOUR REDEMPTION RIGHT, YOU NEED TO IDENTIFY YOURSELF AS A BENEFICIAL HOLDER AND PROVIDE YOUR LEGAL NAME, PHONE NUMBER AND ADDRESS IN YOUR WRITTEN DEMAND. YOU MAY TENDER YOUR SHARES BY EITHER DELIVERING YOUR SHARE CERTIFICATE TO THE TRANSFER AGENT OR BY DELIVERING YOUR SHARES ELECTRONICALLY USING THE DEPOSITORY TRUST COMPANY’S DWAC (DEPOSIT WITHDRAWAL AT CUSTODIAN) SYSTEM. IF YOU HOLD THE SHARES IN STREET NAME, YOU WILL NEED TO INSTRUCT THE ACCOUNT EXECUTIVE AT YOUR BANK OR BROKER TO WITHDRAW THE SHARES FROM YOUR ACCOUNT IN ORDER TO EXERCISE YOUR REDEMPTION RIGHTS.
Enclosed is the proxy statement containing detailed information about the Shareholder Meeting, the Extension Amendment Proposal, the Redemption Limitation Amendment Proposal and the Adjournment Proposal. Whether or not you plan to attend the Shareholder Meeting, JWSM urges you to read this material carefully and vote your shares.
By Order of the Board of Directors of JAWS Mustang Acquisition Corp.
/s/ Barry S. Sternlicht

Barry S. Sternlicht
Chairman of the Board of Directors

JAWS MUSTANG ACQUISITION CORPORATION
1601 Washington Avenue, Suite 800
Miami Beach, FL 33139
NOTICE OF AN EXTRAORDINARY GENERAL MEETING OF SHAREHOLDERS
OF JAWS MUSTANG ACQUISITION CORPORATION
TO BE HELD ON FEBRUARY 1, 2023
To the Shareholders of JAWS Mustang Acquisition Corporation:
NOTICE IS HEREBY GIVEN that an extraordinary general meeting of the shareholders of JAWS Mustang Acquisition Corporation, a Cayman Islands exempted company (“JWSM”), will be held on February 1, 2023, at 10:00 a.m., Eastern Time (the “Shareholder Meeting”), at the offices of Kirkland & Ellis LLP located at 601 Lexington Avenue, New York, New York 10022, and via a virtual meeting, or at such other time, on such other date and at such other place to which the meeting may be postponed or adjourned (the “Shareholder Meeting”).
The Shareholder Meeting will be conducted via live webcast, but the physical location of the Shareholder Meeting will remain at the location specified above for the purposes of our amended and restated memorandum and articles of association (the “Memorandum and Articles of Association”). If you wish to attend the Shareholder Meeting in person, you must reserve your attendance at least two business days in advance of the Shareholder Meeting by contacting JWSM’s proxy solicitor at JWSM.info@investor.morrowsodali.com by 10:00 a.m., Eastern Time, on January 30, 2023 (two business days prior to the initially scheduled meeting date). You will be able to attend the Shareholder Meeting online, vote and submit your questions during the Shareholder Meeting by visiting https://www.cstproxy.com/jawsmustang/2023.
You are cordially invited to attend the Shareholder Meeting that will be held for the purpose of considering and voting on (i) an extension amendment proposal to amend, by way of special resolution, the Memorandum and Articles of Association to extend the date by which JWSM has to consummate a business combination (the “Charter Extension”) from February 4, 2023 to February 4, 2024 (the “Charter Extension Date,” and such proposal, the “Extension Amendment Proposal”); (ii) a redemption limitation amendment proposal to amend, by way of special resolution, the Memorandum and Articles of Association to remove the limitation that JWSM may not redeem Public Shares (as defined below) to the extent that such redemption would result in JWSM having net tangible assets (as determined in accordance with Rule 3a51-1(g)(1) of the Securities Exchange Act of 1934, as amended, of less than $5,000,001 (the “Redemption Limitation”) in order to allow JWSM to redeem Public Shares (as defined below), irrespective of whether such redemption would exceed the Redemption Limitation (the “Redemption Limitation Amendment,” and such proposal, the “Redemption Limitation Amendment Proposal”) and (iii) an adjournment proposal to adjourn the Shareholder Meeting to a later date or dates, if necessary, (a) to permit further solicitation and vote of proxies if, based upon the tabulated vote at the time of the Shareholder Meeting, there are insufficient JWSM ordinary shares represented (either in person or by proxy) to constitute a quorum necessary to conduct business at the Shareholder Meeting or at the time of the Shareholder Meeting to approve the Extension Amendment Proposal or the Redemption Limitation Amendment Proposal or (b) if the holders of Public Shares have elected to redeem an amount of shares in connection with the Extension Amendment Proposal or the Redemption Limitation Amendment Proposal such that JWSM would not adhere to the continued listing requirements of the New York Stock Exchange (the “Adjournment Proposal”) (unless JWSM determines that it is not necessary to hold the Shareholder Meeting as described in the accompanying proxy statement), each as more fully described below in the accompanying proxy statement, which is dated January 11, 2023 and is first being mailed to shareholders on or about that date.
The full text of the proposals to be voted upon at the Shareholder Meeting is as follows:
1.
Proposal No. 1 — The Extension Amendment Proposal — RESOLVED, as a special resolution that:

a)
the first sentence of Article 49.7 of JWSM’s Amended and Restated Memorandum and

Articles of Association be deleted in its entirety and replaced with the following new first sentence of Article 49.7:
“In the event that the Company does not consummate a Business Combination by February 4, 2024, or such later time as the Members may approve in accordance with the Articles, the Company shall:”
b)
Article 49.8(a) of JWSM’s Amended and Restated Memorandum and Articles of Association be deleted in its entirety and replaced with the following new Article 49.8(a):

“to modify the substance or timing of the Company’s obligation to: (i) allow redemptions of the Public Shares in connection with a Business Combination or: (ii) redeem 100 per cent of the Public Shares if the Company has not completed a Business Combination by February 4, 2024 , or such later time as the Members may approve in accordance with the Articles; and/or”
c)
Article 49.10(b) of JWSM’s Amended and Restated Memorandum and Articles of Association be deleted in its entirety and replaced with the following new Article 49.10(b):

“vote as a class with the Public Shares: (i) on the Company’s initial Business Combination or on any other proposal presented to shareholders prior to or in connection with the completion of an initial Business Combination; or (ii) to approve an amendment to the Memorandum or the Articles to (x) extend the time we have to consummate a business combination beyond February 4, 2024 or (y) amend this Article 49.10.”
2.
Proposal No. 2 — The Redemption Limitation Amendment Proposal — RESOLVED, as a special resolution that:

a)
Article 49.2(b) of JWSM’s Amended and Restated Memorandum and Articles of Association be deleted in its entirety and replaced with the following new Article 49.2(b):

“provide Members with the opportunity to have their Shares repurchased by means of a tender offer for a per-Share repurchase price payable in cash, equal to the aggregate amount then on deposit in the Trust Account, calculated as of two business days prior to the consummation of such Business Combination, including interest earned on the Trust Account (net of taxes paid or payable, if any), divided by the number of then issued Public Shares. Such obligation to repurchase Shares is subject to the completion of the proposed Business Combination to which it relates.”
b)
Article 49.4 of JWSM’s Amended and Restated Memorandum and Articles of Association be deleted in its entirety and replaced with the following new Article 49.4:

“At a general meeting called for the purposes of approving a Business Combination pursuant to this Article, in the event that such Business Combination is approved by Ordinary Resolution, the Company shall be authorised to consummate such Business Combination.”
c)
The following final sentence of Article 49.5 of JWSM’s Amended and Restated Memorandum and Articles of Association be deleted in its entirety:

“The Company shall not redeem Public Shares that would cause the Company’s net tangible assets to be less than US$5,000,001 following such redemptions (the “Redemption Limitation”).”
d)
The following final sentence of Article 49.8 of JWSM’s Amended and Restated Memorandum and Articles of Association be deleted in its entirety:

“The Company’s ability to provide such redemption in this Article is subject to the Redemption Limitation.”
3.
Proposal No. 3 — The Adjournment Proposal — RESOLVED, as an ordinary resolution, that the adjournment of the Shareholder Meeting to a later date or dates if necessary, (i) to permit further solicitation and vote of proxies if, based upon the tabulated vote at the time of the Shareholder

Meeting, there are insufficient Class A ordinary shares, par value $0.0001 per share (the “Public Shares”), and Class B ordinary shares, par value $0.0001 per share, in the capital of JWSM represented (either in person or by proxy) to constitute a quorum necessary to conduct business at the Shareholder Meeting or to approve the Extension Amendment Proposal or the Redemption Limitation Amendment Proposal or (ii) if the holders of Public Shares have elected to redeem an amount of shares in connection with the Extension Amendment Proposal or the Redemption Limitation Amendment Proposal such that JWSM would not adhere to the continued listing requirements of the New York Stock Exchange.
Each of the Extension Amendment Proposal, the Redemption Limitation Amendment Proposal and the Adjournment Proposal is more fully described in the accompanying proxy statement. Please take the time to read carefully each of the proposals in the accompanying proxy statement before you vote.
The purpose of the Extension Amendment Proposal is to allow JWSM additional time to complete an initial business combination (a “Business Combination”). You are not being asked to vote on a Business Combination at this time.
The Memorandum and Articles of Association provide that JWSM has until February 4, 2023 to complete its initial Business Combination (the “Termination Date”). JWSM’s board of directors (the “Board”) has determined that it is in the best interests of JWSM to seek an extension of the Termination Date and have JWSM’s shareholders approve the Extension Amendment Proposal to allow for a period of additional time to consummate a Business Combination. Without the Charter Extension, JWSM believes that JWSM may not be able to complete a Business Combination on or before the Termination Date. If that were to occur, JWSM would be precluded from completing a Business Combination and would be forced to liquidate.
The purpose of the Redemption Limitation Amendment Proposal is to eliminate from the Memorandum and Articles of Association the Redemption Limitation in order to allow JWSM to redeem Public Shares, irrespective of whether such redemption would exceed the Redemption Limitation. The Board believes it is in the best interests of JWSM and its shareholders for JWSM to be allowed to effect redemptions irrespective of the Redemption Limitation.
JWSM believes that it is in the best interests of JWSM’s shareholders that JWSM obtain the Charter Extension if needed. After careful consideration of all relevant factors, the Board has determined that the Extension Amendment Proposal, the Redemption Limitation Amendment Proposal and the Adjournment Proposal are in the best interests of JWSM and its shareholders, has declared it advisable and recommends that you vote or give instruction to vote “FOR” the Extension Amendment Proposal, “FOR” the Redemption Limitation Amendment Proposal and “FOR” the Adjournment Proposal.
As contemplated by the Memorandum and Articles of Association, the holders of JWSM’s Class A ordinary shares, par value $0.0001 per share (the “Class A Ordinary Shares”), issued as part of the units sold in JWSM’s initial public offering (the “Public Shares”) may elect to redeem all or a portion of their Public Shares in exchange for their pro rata portion of the funds held in a trust account (the “Trust Account”) established to hold a portion of the proceeds of the initial public offering (the “Initial Public Offering”) and the concurrent sale of the private placement warrants (the “Private Placement Warrants”), if either the Charter Extension or the Redemption Limitation Amendment is implemented (the “Redemption”), regardless of how such public shareholders vote in regard to the Extension Amendment Proposal or the Redemption Limitation Amendment Proposal. If the Extension Amendment Proposal is approved by the requisite vote of shareholders, holders of Public Shares remaining after the Redemption will retain their right to redeem their Public Shares for their pro rata portion of the funds available in the Trust Account upon consummation of a Business Combination or if JWSM does not complete a Business Combination by the Charter Extension Date.
In the event that the Redemption Limitation Amendment Proposal is not approved and we receive notice of redemptions of Public Shares approaching or in excess of the Redemption Limitation, we and/or Mustang Sponsor, LLC, a Delaware limited liability company (the “Sponsor”) may take action to increase our net tangible assets to avoid exceeding the Redemption Limitation, which may include, at our and our Sponsor’s option and in our and its sole discretion, any, several or all of the following actions: (a) attempting to secure waivers of certain of our significant liabilities, including the deferred underwriting fees, and

(b) entering into non-redemption agreements with certain of our significant shareholders. If the Redemption Limitation Amendment Proposal is not approved and the Redemption Limitation is exceeded, either because we do not take action to increase our net tangible assets or because our attempt to do so is not successful, then we will not proceed with the Charter Extension and we will not redeem any Public Shares. In such case, Public Shares which a public shareholder elects to redeem but which are not redeemed shall be returned to such public shareholder or such public shareholder’s account and such public shareholder will retain the right to have their Public Shares redeemed for cash if JWSM has not completed an initial Business Combination by the Termination Date.
On January 9, 2023, the most recent practicable date prior to the date of the accompanying proxy statement, the redemption price per share was approximately $10.155, based on the aggregate amount on deposit in the Trust Account of approximately $1,051,074,723 as of January 9, 2023 (including interest not previously released to JWSM to pay its taxes), divided by the total number of then outstanding Public Shares. The Redemption price per share will be calculated based on the aggregate amount on deposit in the Trust Account, including interest earned on the funds held in the Trust Account and not previously released to JWSM to pay its taxes two business days prior to the initially scheduled date of the Shareholder Meeting. The closing price of the Class A Ordinary Shares on the New York Stock Exchange on January 9, 2023 was $10.14. Accordingly, if the market price of the Class A Ordinary Shares were to remain the same until the date of the Shareholder Meeting, exercising redemption rights would result in a public shareholder receiving approximately $0.015 more per share than if the shares were sold in the open market (based on the per share redemption price as of January 9, 2023). JWSM cannot assure shareholders that they will be able to sell their Class A Ordinary Shares in the open market, even if the market price per share is lower than the redemption price stated above, as there may not be sufficient liquidity in its securities when such shareholders wish to sell their shares. JWSM believes that such redemption right enables its public shareholders to determine whether or not to sustain their investments for an additional period if JWSM does not complete a Business Combination on or before the Termination Date.
Approval of the Extension Amendment Proposal is a condition to the implementation of the Charter Extension. In addition, JWSM will not proceed with the Charter Extension unless (i) the Redemption Limitation Amendment Proposal is approved or (ii) JWSM will have at least $5,000,001 of net tangible assets following approval of the Extension Amendment Proposal, after taking into account the Redemption. JWSM cannot predict the amount that will remain in the Trust Account following the Redemption if the Extension Amendment Proposal is approved, and the amount remaining in the Trust Account may be only a small fraction of the $1,051,074,723 that was in the Trust Account as of January 9, 2023 (including interest not previously released to JWSM to pay its taxes).
If the Extension Amendment Proposal is not approved or the Charter Extension is not implemented, and a Business Combination is not completed on or before the Termination Date, JWSM will: (i) cease all operations except for the purpose of winding up; (ii) as promptly as reasonably possible but not more than ten business days thereafter, redeem the Public Shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the funds held in the Trust Account and not previously released to JWSM to pay its taxes, if any (less up to $100,000 of interest to pay dissolution expenses) divided by the number of the then-outstanding Public Shares, which redemption will completely extinguish public shareholders’ rights as shareholders (including the right to receive further liquidation distributions, if any); and (iii) as promptly as reasonably possible following such redemption, subject to the approval of JWSM’s remaining shareholders and the Board, liquidate and dissolve, subject in the case of clauses (ii) and (iii) to JWSM’s obligations under Cayman Islands law to provide for claims of creditors and the requirements of other applicable law.
In the event of a liquidation, the Sponsor and the other initial shareholders of JWSM will not receive any monies held in the Trust Account as a result of their ownership of 25,875,000 Class B Ordinary Shares which were issued to the Sponsor prior to the Initial Public Offering, and 11,350,000 private placement warrants, which were purchased by the Sponsor in a private placement which occurred simultaneously with the completion of the Initial Public Offering. As a consequence, a liquidating distribution will be made only with respect to the Public Shares.
TO EXERCISE YOUR REDEMPTION RIGHTS, YOU MUST DEMAND IN WRITING THAT YOUR CLASS A ORDINARY SHARES ARE REDEEMED FOR A PRO RATA PORTION OF THE

FUNDS HELD IN THE TRUST ACCOUNT AND TENDER YOUR SHARES TO JWSM’S TRANSFER AGENT AT LEAST TWO BUSINESS DAYS PRIOR TO THE INITIALLY SCHEDULED DATE OF THE SHAREHOLDER MEETING. IN ORDER TO EXERCISE YOUR REDEMPTION RIGHT, YOU NEED TO IDENTIFY YOURSELF AS A BENEFICIAL HOLDER AND PROVIDE YOUR LEGAL NAME, PHONE NUMBER AND ADDRESS IN YOUR WRITTEN DEMAND. YOU MAY TENDER YOUR SHARES BY EITHER DELIVERING YOUR SHARE CERTIFICATE TO THE TRANSFER AGENT OR BY DELIVERING YOUR SHARES ELECTRONICALLY USING THE DEPOSITORY TRUST COMPANY’S DWAC (DEPOSIT WITHDRAWAL AT CUSTODIAN) SYSTEM. IF YOU HOLD THE SHARES IN STREET NAME, YOU WILL NEED TO INSTRUCT THE ACCOUNT EXECUTIVE AT YOUR BANK OR BROKER TO WITHDRAW THE SHARES FROM YOUR ACCOUNT IN ORDER TO EXERCISE YOUR REDEMPTION RIGHTS.
With respect to the regulation of special purpose acquisition companies (“SPACs”) like the JWSM, on March 30, 2022, the Securities and Exchange Commission (“SEC”) issued proposed rules relating to, among other items, the extent to which SPACs could become subject to regulation under the Investment Company Act of 1940, as amended. The proposal is consistent with less formal positions recently taken by the staff of the SEC. To mitigate the risk of being viewed as operating an unregistered investment company, JWSM currently intends, prior to the Shareholder Meeting, to instruct Continental Stock Transfer & Trust Company, the trustee with respect to the Trust Account, to liquidate the U.S. government treasury obligations or money market funds held in the Trust Account and thereafter to maintain the funds in the Trust Account in cash in an interest-bearing demand deposit account at a bank until the earlier of the consummation of a Business Combination and the liquidation of JWSM. Interest on such deposit account is currently 2.75% per annum, but such deposit account carries a variable rate and JWSM cannot assure you that such rate will not decrease or increase significantly. See “Risk Factors — If we are deemed to be an investment company for purposes of the Investment Company Act, we may be forced to abandon our efforts to complete an initial business combination and instead be required to liquidate. To mitigate the risk of that result, we intend to instruct, prior to the Shareholder Meeting, Continental Stock Transfer & Trust Company to liquidate the securities held in the Trust Account and instead hold all funds in the Trust Account in cash in an interest-bearing demand deposit account until the earlier of the consummation of our initial Business Combination or our liquidation. As a result, following such change, we will likely receive minimal interest on the funds held in the Trust Account, which would reduce the dollar amount that our public shareholders would receive upon any redemption or our liquidation” in the accompanying proxy statement.
Subject to the foregoing, the approval of each of the Extension Amendment Proposal and the Redemption Limitation Amendment Proposal requires a special resolution under Cayman Islands law, being the affirmative vote of at least a two-thirds (2/3) majority of the votes cast by the holders of Class A Ordinary Shares and Class B ordinary shares, par value $0.0001 per share (the “Class B Ordinary Shares” and together with the Class A Ordinary Shares, the “Ordinary Shares”), voting as a single class, who are present in person or represented by proxy and entitled to vote thereon at the Shareholder Meeting.
Approval of the Adjournment Proposal requires an ordinary resolution under Cayman Islands law, being the affirmative vote of at least a majority of the votes cast by the holders of the issued Ordinary Shares, voting as a single class, who are present in person or represented by proxy and entitled to vote thereon at the Shareholder Meeting. The Adjournment Proposal will only be put forth for a vote if there are not sufficient votes to approve the Extension Amendment Proposal and the Redemption Limitation Amendment Proposal at the Shareholder Meeting or if due to redemptions in connection with the Extension Amendment Proposal and the Redemption Limitation Amendment Proposal, JWSM would not adhere to the continued listing requirements of the New York Stock Exchange.
Record holders of Ordinary Shares at the close of business on December 29, 2022 (the “Record Date”) are entitled to vote or have their votes cast at the Shareholder Meeting. On the Record Date, there were 103,500,000 issued and outstanding Class A Ordinary Shares and 25,875,000 issued and outstanding Class B Ordinary Shares. JWSM’s warrants do not have voting rights.
Our Sponsor and JWSM’s officers, directors and initial shareholders have informed us of their intent to vote all of their Ordinary Shares in favor of the proposals being presented at the Shareholder Meeting. Such shares will be excluded from the pro rata calculation used to determine the per-share redemption price. As of the date of the accompanying proxy statement, JWSM’s officers, directors and initial shareholders hold 20% of the issued and outstanding Ordinary Shares and have not purchased any Public Shares, but may do so at any time. As a result, in addition to JWSM’s officers, directors and initial shareholders, (i) approval of each of the Extension Amendment Proposal and the Redemption Limitation Amendment Proposal will require the affirmative vote of at least 60,375,000 Ordinary Shares held by public shareholders (or approximately 58.3% of the Class A Ordinary Shares) if all Ordinary Shares are represented at the Shareholder Meeting and cast votes, and the affirmative vote of at least 17,250,001 Ordinary Shares held by public shareholders (or approximately 16.7% of the Class A Ordinary Shares) if only such shares as are required to establish a quorum are represented at the Shareholder Meeting and cast votes; and (ii) approval of the Adjournment Proposal will require the affirmative vote of at least 38,812,501 Ordinary Shares held by public shareholders (or approximately 37.5% of the Class A Ordinary Shares) if all Ordinary Shares are represented at the Shareholder Meeting and cast votes, and the affirmative vote of at least 6,468,751 Ordinary Shares held by public shareholders (or approximately 6.3% of the Class A Ordinary Shares) if only such shares as are required to establish a quorum are represented at the Shareholder Meeting and cast votes.
The accompanying proxy statement contains important information about the Shareholder Meeting, the Extension Amendment Proposal, the Redemption Limitation Amendment Proposal and the Adjournment Proposal. Whether or not you plan to attend the Shareholder Meeting, JWSM urges you to read this material carefully and vote your shares.
The accompanying proxy statement is dated January 11, 2023 and is first being mailed to shareholders on or about that date.
By Order of the Board of Directors of JAWS Mustang Acquisition Corp.
/s/ Barry S. Sternlicht

Barry S. Sternlicht
Chairman of the Board of Directors
January 11, 2023

i

JAWS MUSTANG ACQUISITION CORPORATION
PROXY STATEMENT
FOR
EXTRAORDINARY GENERAL MEETING
TO BE HELD ON FEBRUARY 1, 2023
This proxy statement and the enclosed form of proxy are furnished in connection with the solicitation of proxies by our board of directors (the “Board”) for use at the extraordinary general meeting of JAWS Mustang Acquisition Corporation, a Cayman Islands exempted company (“JWSM,” “we,” “us” or “our”), which will be held on February 1, 2023, at 10:00 a.m., Eastern Time, at the offices of Kirkland & Ellis LLP located at 601 Lexington Avenue, New York, New York 10022, and via a virtual meeting, or at such other time, on such other date and at such other place to which the meeting may be adjourned (the “Shareholder Meeting”).
YOUR VOTE IS IMPORTANT.   It is important that your shares be represented at the Shareholder Meeting, regardless of the number of shares that you hold. You are, therefore, urged to execute and return, at your earliest convenience, the enclosed proxy card in the envelope that has also been provided.

ii

CAUTIONARY NOTE REGARDING FORWARD-LOOKING STATEMENTS
Some of the statements contained in this proxy statement constitute forward-looking statements within the meaning of the federal securities laws. Forward-looking statements relate to expectations, beliefs, projections, future plans and strategies, anticipated events or trends and similar expressions concerning matters that are not historical facts. Forward-looking statements reflect the current views of JWSM with respect to, among other things, JWSM’s capital resources and results of operations. Likewise, JWSM’s financial statements and all of JWSM’s statements regarding market conditions and results of operations are forward-looking statements. In some cases, you can identify these forward-looking statements by the use of terminology such as “outlook,” “believes,” “expects,” “potential,” “continues,” “may,” “will,” “should,” “could,” “seeks,” “approximately,” “predicts,” “intends,” “plans,” “estimates,” “anticipates” or the negative version of these words or other comparable words or phrases.
The forward-looking statements contained in this proxy statement reflect JWSM’s current views about future events and are subject to numerous known and unknown risks, uncertainties, assumptions and changes in circumstances that may cause its actual results to differ significantly from those expressed in any forward-looking statement. JWSM does not guarantee that the transactions and events described will happen as described (or that they will happen at all). The following factors, among others, could cause actual results and future events to differ materially from those set forth or contemplated in the forward-looking statements:
•
JWSM’s ability to complete a Business Combination (as defined below);

•
the anticipated benefits of a Business Combination;

•
the volatility of the market price and liquidity of the Class A Ordinary Shares (as defined below) and other securities of JWSM; and

•
the use of funds not held in the Trust Account (as described herein) or available to JWSM from interest income on the Trust Account balance.

While forward-looking statements reflect JWSM’s good faith beliefs, they are not guarantees of future performance. JWSM disclaims any obligation to publicly update or revise any forward-looking statement to reflect changes in underlying assumptions or factors, new information, data or methods, future events or other changes after the date of this proxy statement, except as required by applicable law. For a further discussion of these and other factors that could cause JWSM’s future results, performance or transactions to differ significantly from those expressed in any forward-looking statement, please see the section entitled “Risk Factors” in JWSM’s Annual Report on Form 10-K for the year ended December 31, 2021, as filed with the Securities and Exchange Commission (the “SEC”) on March 23, 2022 and in other reports JWSM files with the SEC. You should not place undue reliance on any forward-looking statements, which are based only on information currently available to JWSM (or to third parties making the forward-looking statements).

iii

RISK FACTORS
In addition to the below risk factors, you should consider carefully all of the risks described in our Annual Report on Form 10-K filed with the SEC on March 23, 2022, any subsequent Quarterly Report on Form 10-Q filed with the SEC and in the other reports we file with the SEC before making a decision to invest in our securities. Furthermore, if any of the following events occur, our business, financial condition and operating results may be materially adversely affected or we could face liquidation. In that event, the trading price of our securities could decline, and you could lose all or part of your investment. The risks and uncertainties described in the aforementioned filings and below are not the only ones we face. Additional risks and uncertainties that we are unaware of, or that we currently believe are not material, may also become important factors that adversely affect our business, financial condition and operating results or result in our liquidation.
There are no assurances that the Charter Extension will enable us to complete a Business Combination.
Approving the Charter Extension involves a number of risks. Even if the Charter Extension is approved, we can provide no assurances that any transaction qualifying as a Business Combination will be consummated prior to the Charter Extension Date. Our ability to consummate a Business Combination is dependent on a variety of factors, many of which are beyond our control. If the Charter Extension is approved, we expect to seek shareholder approval of a Business Combination prior to the Charter Extension Date. We are required to offer shareholders the opportunity to redeem their Public Shares (as defined below) in connection with the Extension Amendment Proposal and the Redemption Limitation Amendment Proposal. Even if the Charter Extension is approved by our shareholders, it is possible that Redemptions (as defined below) will leave us with insufficient cash to consummate a Business Combination on commercially acceptable terms, or at all. The fact that we will have separate redemption periods in connection with the Charter Extension and the Redemption Limitation Amendment and a Business Combination vote could exacerbate these risks. Other than in connection with a redemption offer or liquidation, our shareholders may be unable to recover their investment except through sales of our shares on the open market. The price of our shares may be volatile, and there can be no assurance that shareholders will be able to dispose of our shares at favorable prices, or at all.
The SEC has recently issued proposed rules to regulate special purpose acquisition companies. Certain of the procedures that we, a potential business combination target, or others may determine to undertake in connection with such proposals may increase our costs and the time needed to complete a Business Combination and may constrain the circumstances under which we could complete a Business Combination.
On March 30, 2022, the SEC issued proposed rules (the “SPAC Proposed Rules”) that would, among other items, impose additional disclosure requirements in initial public offerings by special purpose acquisition companies (“SPACs”) and business combination transactions involving SPACs and private operating companies; amend the financial statement requirements applicable to business combination transactions involving such companies; update and expand guidance regarding the general use of projections in SEC filings, as well as when projections are disclosed in connection with proposed business combination transactions; increase the potential liability of certain participants in proposed business combination transactions; and impact the extent to which SPACs could become subject to regulation under the Investment Company Act of 1940, as amended (the “Investment Company Act”). These rules, if adopted, whether in the form proposed or in revised form, may materially adversely affect our business, including our ability to negotiate and complete our initial business combination and may increase the costs and time related thereto.
If we are deemed to be an investment company for purposes of the Investment Company Act, we may be forced to abandon our efforts to complete an initial business combination and instead be required to liquidate. To mitigate the risk of that result, we intend to instruct, prior to the Shareholder Meeting, Continental Stock Transfer & Trust Company to liquidate the securities held in the Trust Account and instead hold all funds in the Trust Account in cash in an interest-bearing demand deposit account until the earlier of the consummation of our initial Business Combination or our liquidation. As a result, following such change, we will likely receive minimal interest on the funds held in the Trust Account, which would reduce the dollar amount that our public shareholders would receive upon any redemption or our liquidation.
As indicated above, JWSM completed its Initial Public Offering in February 2021 and has operated as a blank check company searching for a target business with which to consummate an initial business combination since such time. The SPAC Proposed Rules relate, among other matters, to the circumstances in which SPACs such as us could potentially be subject to the Investment Company Act. The SPAC Proposed Rules would provide a safe harbor for such companies from the definition of “investment company” under Section 3(a)(1)(A) of the Investment Company Act, provided that a SPAC satisfies certain criteria. To comply with the duration limitation of the proposed safe harbor, a SPAC would have a limited time period to announce and complete a de-SPAC transaction. Specifically, to comply with the safe harbor, the SPAC Proposed Rules would require a company to file a report on Form 8-K announcing that it has entered into an agreement with a target company for an initial business combination no later than 18 months after the effective date of the registration statement for its initial public offering. The company would then be required to complete its initial business combination no later than 24 months after the effective date of the Initial Public Offering registration statement. We understand that the SEC has recently been taking informal positions regarding the Investment Company Act consistent with the SPAC Proposed Rules.
There is currently uncertainty concerning the applicability of the Investment Company Act to a SPAC, including a company like ours, that does not complete its initial business combination within the proposed time frame set forth in the proposed safe harbor rule. As a result, it is possible that a claim could be made that we have been operating as an unregistered investment company. If we were deemed to be an investment company for purposes of the Investment Company Act, we might be forced to abandon our efforts to complete an initial business combination and instead be required to liquidate. If we are required to liquidate, our investors would not be able to realize the benefits of owning shares in a successor operating business, including the potential appreciation in the value of our shares and warrants or rights following such a transaction, and our warrants would expire worthless.
The funds in the Trust Account have, since our Initial Public Offering, been held only in U.S. government treasury obligations with a maturity of 185 days or less or in money market funds investing solely in U.S. government treasury obligations and meeting certain conditions under Rule 2a-7 under the Investment Company Act. To mitigate the risk of us being deemed to have been operating as an unregistered investment company (including under the subjective test of Section 3(a)(1)(A) of the Investment Company Act of 1940, as amended), we intend to instruct, prior to the Shareholder Meeting, Continental Stock Transfer & Trust Company, the trustee with respect to the Trust Account, to liquidate the U.S. government treasury obligations or money market funds held in the Trust Account and thereafter to maintain the funds in the Trust Account in cash in an interest-bearing demand deposit account at a bank until the earlier of the consummation of our initial Business Combination and the liquidation of JWSM. Interest on such deposit account is currently 2.75% per annum, but such deposit account carries a variable rate and JWSM cannot assure you that such rate will not decrease or increase significantly. Following such liquidation, we would likely receive minimal interest, on the funds held in the Trust Account. However, interest previously earned on the funds held in the Trust Account still may be released to us to pay our taxes, if any. As a result, any decision to liquidate the investments held in the Trust Account and thereafter to hold all funds in the Trust Account in cash in an interest-bearing demand deposit account would reduce the dollar amount our public shareholders would receive upon any redemption or liquidation of JWSM.
In addition, even prior to the 24-month anniversary of the effective date of our initial public offering registration statement, we may be deemed to be an investment company. The longer that the funds in the Trust Account are held in short-term U.S. government treasury obligations or in money market funds invested exclusively in such securities, even prior to the 24-month anniversary, the greater the risk that we may be considered an unregistered investment company, in which case we may be required to liquidate. Accordingly, we may determine, in our discretion, to liquidate the securities held in the Trust Account at any time, even prior to the Shareholder Meeting, and instead hold all funds in the Trust Account in cash in an interest-bearing demand deposit account which would further reduce the dollar amount our public shareholders would receive upon any redemption or liquidation of Constellation. Were we to liquidate, our warrants would expire worthless, and our securityholders would lose the investment opportunity associated with an investment in the combined company, including any potential price appreciation of our securities.

QUESTIONS AND ANSWERS ABOUT THE SHAREHOLDER MEETING
The questions and answers below highlight only selected information from this proxy statement and only briefly address some commonly asked questions about the Shareholder Meeting (as defined below) and the proposals to be presented at the Shareholder Meeting. The following questions and answers do not include all the information that is important to JWSM shareholders. Shareholders are urged to read carefully this entire proxy statement, including the other documents referred to herein, to fully understand the proposal to be presented at the Shareholder Meeting and the voting procedures for the Shareholder Meeting, which will be held on February 1, 2023, at 10:00 a.m., Eastern Time. The Shareholder Meeting will be held at the offices of Kirkland & Ellis LLP located at 601 Lexington Avenue, New York, New York 10022, and via a virtual meeting, or at such other time, on such other date and at such other place to which the meeting may be postponed or adjourned. You can participate in the meeting, vote, and submit questions via live webcast by visiting https://www.cstproxy.com/jawsmustang/2023.
Q:
Why am I receiving this proxy statement?

JWSM is a blank check company incorporated as a Cayman Islands exempted company on October 19, 2020. JWSM was incorporated for the purpose of effecting a merger, share exchange, asset acquisition, share purchase, reorganization or other similar business combination with one or more businesses or entities.
Following the closing of JWSM’s initial public offering on February 4, 2021 (the “Initial Public Offering”), including the issuance of 13,500,000 additional Units (as defined below) as a result of the underwriters’ exercise of their over-allotment option in full, an amount of approximately $1.035 billion ($10.00 per unit offered in the Initial Public Offering (the “Units”)) from the net proceeds of the sale of the Units in the Initial Public Offering and the sale of the private placement warrants (the “Private Placement Warrants”) to Mustang Sponsor, LLC, a Delaware limited liability company (the “Sponsor”) were placed in a trust account established at the consummation of the Initial Public Offering that holds the proceeds of the Initial Public Offering (the “Trust Account”).
Like most blank check companies, JWSM’s amended and restated memorandum and articles of association (the “Memorandum and Articles of Association”) provide for the return of the Initial Public Offering proceeds held in trust to the holders of Class A ordinary shares, par value $0.0001 per share (the “Class A Ordinary Shares” or the “Public Shares”) sold in the Initial Public Offering if there is no qualifying business combination(s) consummated on or before February 4, 2023 (the “Termination Date”).
Without the Charter Extension (as defined below), JWSM believes that JWSM might not, despite its best efforts, be able to complete an initial business combination (a “Business Combination”) on or before February 4, 2023. JWSM believes that it is in the best interests of JWSM’s shareholders to continue JWSM’s existence until February 4, 2024 if necessary in order to allow JWSM additional time to complete a Business Combination and is therefore holding this Shareholder Meeting.
Q:
When and where will the Shareholder Meeting be held?

The Shareholder Meeting will be held on February 1, 2023, at 10:00 a.m., Eastern Time, at the offices of Kirkland & Ellis LLP located at 601 Lexington Avenue, New York, New York 10022, and via a virtual meeting, or at such other time, on such other date and at such other place to which the meeting may be postponed or adjourned.
Shareholders may attend the Shareholder Meeting in person. However we encourage you to attend the Shareholder Meeting virtually. If you wish to attend the Shareholder Meeting in person, you must reserve your attendance at least two business days in advance of the Shareholder Meeting by contacting JWSM’s proxy solicitor at JWSM.info@investor.morrowsodali.com by 10:00 a.m., Eastern Time, on January 30, 2023 (two business days prior to the initially scheduled meeting date). You can participate in the meeting, vote, and submit questions via live webcast by visiting https://www.cstproxy.com/jawsmustang/2023.

Q:
How do I vote?

A:
If you were a holder of record of Class A Ordinary Shares or Class B ordinary shares, par value $0.0001 per share (the “Class B Ordinary Shares,” and together with the Class A Ordinary Shares, the “Ordinary Shares”) on December 29, 2022, the record date for the Shareholder Meeting (the “Record Date”), you may vote with respect to the proposals in person or virtually at the Shareholder Meeting, or by completing, signing, dating and returning the enclosed proxy card in the postage-paid envelope provided.

Voting by Mail.   By signing the proxy card and returning it in the enclosed prepaid and addressed envelope, you are authorizing the individuals named on the proxy card to vote your shares at the Shareholder Meeting in the manner you indicate. You are encouraged to sign and return the proxy card even if you plan to attend the Shareholder Meeting so that your shares will be voted if you are unable to attend the Shareholder Meeting. If you receive more than one proxy card, it is an indication that your shares are held in multiple accounts. Please sign and return all proxy cards to ensure that all of your shares are voted. Votes submitted by mail must be received by 5:00 p.m., Eastern Time, on January 31, 2023.
Voting in Person at the Meeting.   If you attend the Shareholder Meeting and plan to vote in person, you will be provided with a ballot at the Shareholder Meeting. If your shares are registered directly in your name, you are considered the shareholder of record and you have the right to vote in person at the Shareholder Meeting. If you hold your shares in “street name,” which means your shares are held of record by a broker, bank or other nominee, you should follow the instructions provided by your broker, bank or nominee to ensure that votes related to the shares you beneficially own are properly counted. In this regard, you must provide the record holder of your shares with instructions on how to vote your shares or, if you wish to attend the Shareholder Meeting and vote in person, you will need to bring to the Shareholder Meeting a legal proxy from your broker, bank or nominee authorizing you to vote these shares.
Voting Electronically.   You may attend, vote and examine the list of shareholders entitled to vote at the Shareholder Meeting by visiting https://www.cstproxy.com/jawsmustang/2023 and entering the control number found on your proxy card, voting instruction form or notice included in the proxy materials.
Q:
How do I attend the virtual Shareholder Meeting?

A:
If you are a registered shareholder, you will receive a proxy card from Continental Stock Transfer & Trust Company (“Continental,” or the “Transfer Agent”). The form contains instructions on how to attend the virtual Shareholder Meeting including the URL address, along with your control number. You will need your control number for access. If you do not have your control number, contact the Transfer Agent at 917-262-2373, or email proxy@continentalstock.com.

You can pre-register to attend the virtual Shareholder Meeting starting February 1, 2023 at 10:00 a.m., Eastern Time (three business days prior to the meeting date). Enter the URL address into your browser https://www.cstproxy.com/jawsmustang/2023, enter your control number, name and email address. Once you pre-register you can vote or enter questions in the chat box. At the start of the Shareholder Meeting you will need to log in again using your control number and will also be prompted to enter your control number if you vote during the Shareholder Meeting.
Shareholders who hold their investments through a bank or broker, will need to contact the Transfer Agent to receive a control number. If you plan to vote at the Shareholder Meeting you will need to have a legal proxy from your bank or broker or if you would like to join and not vote, the Transfer Agent will issue you a guest control number with proof of ownership. In either case you must contact the Transfer Agent for specific instructions on how to receive the control number. The Transfer Agent can be contacted at the number or email address above. Please allow up to 72 hours prior to the meeting for processing your control number.
If you do not have access to Internet, you can listen only to the meeting by dialing 1 800-450-7155 (toll-free) (or +1 857-999-9155 if you are located outside the United States and Canada (standard rates apply)) and when prompted enter the pin number 8924805#. Please note that you will not be able to vote or ask questions at the Shareholder Meeting if you choose to participate telephonically.
Q:
What are the specific proposals on which I am being asked to vote at the Shareholder Meeting?

A:
JWSM shareholders are being asked to consider and vote on the following proposals:

1.
Proposal No. 1 — Extension Amendment Proposal — To amend, by way of special resolution, JWSM’s Memorandum and Articles of Association to extend the date by which JWSM has to consummate a Business Combination (the “Charter Extension”) from February 4, 2023 to February 4, 2024 (the “Charter Extension Date,” and such proposal, the “Extension Amendment Proposal”);

2.
Proposal No. 2 — Redemption Limitation Amendment Proposal — To amend, by way of special resolution, JWSM’s Memorandum and Articles of Association to eliminate from the Memorandum and Articles of Association the limitation that JWSM may not redeem Public Shares to the extent that such redemption would result in JWSM having net tangible assets (as determined in accordance with Rule 3a51-1(g)(1) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) of less than $5,000,001 (the “Redemption Limitation”) in order to allow JWSM to redeem Public Shares irrespective of whether such redemption would exceed the Redemption Limitation (the “Redemption Limitation Amendment”, such proposal the “Redemption Limitation Amendment Proposal”); and

3.
Proposal No. 3 — Adjournment Proposal — To adjourn the Shareholder Meeting to a later date or dates, if necessary, (i) to permit further solicitation and vote of proxies if, based upon the tabulated vote at the time of the Shareholder Meeting, there are insufficient Ordinary Shares represented (either in person or by proxy) to constitute a quorum necessary to conduct business at the Shareholder Meeting or at the time of the Shareholder Meeting to approve the Extension Amendment Proposal or the Redemption Limitation Amendment Proposal or (ii) if the holders of Public Shares have elected to redeem an amount of shares in connection with the Extension Amendment Proposal or the Redemption Limitation Amendment Proposal such that JWSM would not adhere to the continued listing requirements of the New York Stock Exchange (the “Adjournment Proposal”).

For more information, please see “Proposal No. 1 — The Extension Amendment Proposal,” “Proposal No. 2 — The Redemption Limitation Amendment Proposal” and “Proposal No. 3 — The Adjournment Proposal.”
After careful consideration, JWSM’s Board has unanimously determined that the Extension Amendment Proposal, the Redemption Limitation Amendment Proposal and the Adjournment Proposal are in the best interests of JWSM and its shareholders and unanimously recommends that you vote “FOR” or give instruction to vote “FOR” each of these proposals.
The existence of financial and personal interests of our directors and officers may result in conflicts of interest, including a conflict between what may be in the best interests of JWSM and its shareholders and what may be best for a director’s personal interests when determining to recommend that shareholders vote for the proposals. See the sections titled “Proposal No 1 — The Extension Amendment Proposal — Interests of the Sponsor, JWSM’s Directors, Officers and Initial Shareholders,” “Proposal No 2 — The Redemption Limitation Amendment Proposal — Interests of the Sponsor, JWSM’s Directors, Officers and Initial Shareholders” and “Beneficial Ownership of Securities” for a further discussion of these considerations.
THE VOTE OF SHAREHOLDERS IS IMPORTANT. SHAREHOLDERS ARE URGED TO SUBMIT THEIR PROXIES AS SOON AS POSSIBLE AFTER CAREFULLY REVIEWING THIS PROXY STATEMENT.
Q:
Are the proposals conditioned on one another?

A:
Approval of the Extension Amendment Proposal is a condition to the implementation of the Charter Extension. In addition, JWSM will not proceed with the Charter Extension unless (i) the Redemption

Limitation Amendment Proposal is approved or (ii) JWSM will have at least $5,000,001 of net tangible assets following approval of the Extension Amendment Proposal, after taking into account any redemptions of Class A Ordinary Shares by JWSM public shareholders in exchange for their pro rata portion of the funds held in the Trust Account in connection with the Charter Extension (the “Redemptions”).
If the Charter Extension is implemented and one or more JWSM shareholders elect to redeem their Public Shares pursuant to the Redemption, JWSM will remove from the Trust Account and deliver to the holders of such redeemed Public Shares an amount equal to the pro rata portion of funds available in the Trust Account with respect to such redeemed Public Shares, and retain the remainder of the funds in the Trust Account for JWSM’s use in connection with consummating a Business Combination, subject to the redemption rights of holders of Public Shares in connection with a Business Combination.
The Adjournment Proposal is conditional on JWSM not obtaining the necessary votes for approving the Extension Amendment Proposal and the Redemption Limitation Amendment Proposal prior to the Shareholder Meeting in order to seek additional time to obtain sufficient votes in support of the Charter Extension and the Redemption Limitation Amendment. If both the Extension Amendment Proposal and the Redemption Limitation Amendment Proposal are approved at the Shareholder Meeting, the Adjournment Proposal will not be presented.
Q:
Why is JWSM proposing the Extension Amendment Proposal?

A:
JWSM’s Memorandum and Articles of Association provide for the return of the Initial Public Offering proceeds held in trust to the holders of Public Shares sold in the Initial Public Offering if there is no qualifying Business Combination consummated on or before the Termination Date. The purpose of the Extension Amendment Proposal is to allow JWSM additional time to complete a Business Combination.

Without the Charter Extension, JWSM believes that JWSM may not be able to complete a Business Combination on or before the Termination Date. If that were to occur, JWSM would be forced to liquidate.
Q:
Why is JWSM proposing the Redemption Limitation Amendment Proposal?

A:
JWSM’s Memorandum and Articles of Association provide that that JWSM may not redeem Public Shares to the extent that such redemption would result in JWSM having net tangible assets (as determined in accordance with Rule 3a51-1(g)(1) of the Exchange Act) of less than $5,000,001. Without the Redemption Limitation Amendment, JWSM may not be able to implement the Charter Extension or complete a Business Combination if following redemptions in connection with the Charter Extension or upon the consummation of the Business Combination JWSM has net tangible assets of less than $5,000,001 even if shareholders approve the Charter Extension or if all contractual conditions to closing the Business Combination are met.

Q:
Why is JWSM proposing the Adjournment Proposal?

A:
If either the Extension Amendment Proposal or the Redemption Limitation Amendment Proposal is not approved by JWSM’s shareholders, JWSM may put the Adjournment Proposal to a vote in order to seek additional time to obtain sufficient votes in support of the Charter Extension and the Redemption Limitation Amendment. If the Adjournment Proposal is not approved by JWSM’s shareholders, the Board may not be able to adjourn the Shareholder Meeting to a later date or dates in the event that there are insufficient Ordinary Shares represented (either in person or by proxy) to constitute a quorum necessary to conduct business at the Shareholder Meeting or at the time of the Shareholder Meeting to approve the Extension Amendment Proposal or the Redemption Limitation Amendment Proposal.

Q:
What constitutes a quorum?

A:
A quorum of our shareholders is necessary to hold a valid meeting. The presence (which would include presence at the virtual Shareholder Meeting), in person or by proxy, of shareholders holding a majority of the Ordinary Shares entitled to vote at the Shareholder Meeting constitutes a quorum at the Shareholder Meeting. Abstentions will be considered present for the purposes of establishing a quorum. The initial shareholders of JWSM, including the Sponsor, Elizabeth C. Fascitelli, David A.

Helfand and John J. Legere (the “JWSM Initial Shareholders”), who own 20% of the issued and outstanding Ordinary Shares as of the Record Date, will count towards this quorum. As a result, as of the Record Date, in addition to the shares of the JWSM Initial Shareholders, an additional 38,812,501 Ordinary Shares held by public shareholders would be required to be present at the Shareholder Meeting to achieve a quorum. Because all of the proposals to be voted on at the Shareholder Meeting are “non-routine” matters, banks, brokers and other nominees will not have authority to vote on any proposals unless instructed, so JWSM does not expect there to be any broker non-votes at the Shareholder Meeting. In the absence of a quorum, the chairman of the Shareholder Meeting has power to adjourn the Shareholder Meeting.
Q:
What vote is required to approve the proposals presented at the Shareholder Meeting?

A:
The approval of each of the Extension Amendment Proposal and the Redemption Limitation Amendment Proposal requires a special resolution under Cayman Islands law, being the affirmative vote of at least a two-thirds (2/3) majority of the votes cast by the holders of the issued Ordinary Shares, voting as a single class, who are present in person or represented by proxy and entitled to vote thereon at the Shareholder Meeting.

Approval of the Adjournment Proposal requires an ordinary resolution under Cayman Islands law, being the affirmative vote of at least a majority of the votes cast by the holders of the issued Ordinary Shares, voting as a single class, who are present in person or represented by proxy and entitled to vote thereon at the Shareholder Meeting.
Q:
How will the Sponsor, JWSM’s directors, officers and its initial shareholders vote?

A:
The Sponsor, JWSM’s directors, officers and its initial shareholders have informed us of their intent to vote any Ordinary Shares over which they have voting control in favor of the Extension Amendment Proposal and the Redemption Limitation Amendment Proposal and, if necessary, the Adjournment Proposal.

The Sponsor, JWSM’s directors, officers and its initial shareholders and their respective affiliates are not entitled to redeem any Class B Ordinary Shares held by them in connection with the Extension Amendment Proposal and the Redemption Limitation Amendment Proposal. On the Record Date, the Sponsor, JWSM’s directors, officers and its initial shareholders and their respective affiliates beneficially owned and were entitled to vote an aggregate of 25,875,000 Class B Ordinary Shares, representing 20.0% of JWSM’s issued and outstanding Ordinary Shares.
Q:
Who is JWSM’s Sponsor?

A:
JWSM’s sponsor is Mustang Sponsor LLC, a Delaware limited liability company. The Sponsor currently owns 25,800,000 Class B Ordinary Shares and 11,350,000 Private Placement Warrants. Barry S. Sternlicht, the Chairman of JWSM, has voting and dipositive power over the Class B Ordinary Shares Private Placement Warrants held by the Sponsor. The Sponsor is not “controlled” (as defined in 31 CFR 800.208) by a foreign person, such that the Sponsor’s involvement in the Business Combination would be a “covered transaction” (as defined in 31 CFR 800.213). However, it is possible that non-U.S. persons could be involved in our Business Combination, which may increase the risk that our Business Combination becomes subject to regulatory review, including review by the Committee on Foreign Investment in the United States (“CFIUS”), and that restrictions, limitations or conditions will be imposed by CFIUS. If our Business Combination with a U.S. business is subject to CFIUS review, the scope of which was expanded by the Foreign Investment Risk Review Modernization Act of 2018 (“FIRRMA”), to include certain non-passive, non-controlling investments in sensitive U.S. businesses and certain acquisitions of real estate even with no underlying U.S. business. FIRRMA, and subsequent implementing regulations that are now in force, also subjects certain categories of investments to mandatory filings. If our potential Business Combination with a U.S. business falls within CFIUS’s jurisdiction, we may determine that we are required to make a mandatory filing or that we will submit a voluntary notice to CFIUS, or to proceed with a Business Combination without notifying CFIUS and risk CFIUS intervention, before or after closing a Business Combination. CFIUS may decide to block or delay our Business Combination, impose conditions to mitigate national security concerns with respect to such Business Combination or order us to divest all or a portion of a U.S. business of the combined company without first obtaining CFIUS clearance, which may limit the attractiveness of or prevent us from pursuing certain initial business combination opportunities that we believe would otherwise be beneficial to us and our shareholders. As a result, the pool of potential targets with which we could complete a Business Combination may be limited and we may be adversely affected in terms of competing with other special purpose acquisition companies which do not have similar foreign ownership issues. A failure to notify CFIUS of a transaction where such notification was required or otherwise warranted based on the national security considerations presented by an investment target may expose the Sponsor and/or the combined company to legal penalties, costs, and/or other adverse reputational and financial effects, thus potentially diminishing the value of the combined company. In addition, CFIUS is actively pursuing transactions that were not notified to it and may ask questions regarding, or impose restrictions or mitigation on, a Business Combination post-closing.
Moreover, the process of government review, whether by the CFIUS or otherwise, could be lengthy and we have limited time to complete our Business Combination. If we cannot complete a Business Combination by February 4, 2023 (or by February 4, 2024 if extended) because the transaction is still under review or because our Business Combination is ultimately prohibited by CFIUS or another U.S. government entity, we may be required to liquidate. If we liquidate, our public shareholders may only receive approximately $10.155 per Public Share (based on the redemption price on January 9, 2023), and our warrants will expire worthless. This will also cause you to lose the investment opportunity in a target company and the chance of realizing future gains on your investment through any price appreciation in the combined company.
Q:
Why should I vote “FOR” the Extension Amendment Proposal?

A:
JWSM believes shareholders will benefit from JWSM consummating a Business Combination and is proposing the Extension Amendment Proposal to extend the date by which JWSM has to complete a Business Combination until the Charter Extension Date. Without the Charter Extension, JWSM believes that JWSM may not be able to complete a Business Combination on or before the Termination Date. If that were to occur, JWSM would be forced to liquidate.

Q:
Why should I vote “FOR” the Redemption Limitation Amendment Proposal?

A:
JWSM believes shareholders will benefit from JWSM implementing the Charter Extension and is proposing the Redemption Limitation Amendment Proposal to delete the Redemption Limitation. If the Redemption Limitation Amendment Proposal is not approved and there are significant requests for redemption (including as a result of the Redemption Limitation Amendment Proposal) such that JWSM’s net tangible assets would be less than $5,000,001 following the redemptions, we would be unable to implement the Charter Extension.

Q:
Why should I vote “FOR” the Adjournment Proposal?

A:
If the Adjournment Proposal is not approved by JWSM’s shareholders, the Board may not be able to adjourn the Shareholder Meeting to a later date or dates in the event that there are insufficient Ordinary Shares represented (either in person or by proxy) to constitute a quorum necessary to conduct business at the Shareholder Meeting or at the time of the Shareholder Meeting to approve the Extension Amendment Proposal or the Redemption Limitation Amendment Proposal.

If presented, the Board recommends that you vote in favor of the Adjournment Proposal.
Q:
What if I do not want to vote “FOR” the Extension Amendment Proposal, the Redemption Limitation Amendment Proposal or the Adjournment Proposal?

A:
If you do not want the Extension Amendment Proposal, the Redemption Limitation Amendment Proposal or the Adjournment Proposal to be approved, you may “ABSTAIN”, not vote, or vote “AGAINST” such proposal.

If you attend the Shareholder Meeting in person or by proxy, you may vote “AGAINST” the Extension Amendment Proposal, the Redemption Limitation Amendment Proposal or the Adjournment Proposal, and your Ordinary Shares will be counted for the purposes of determining whether the

Extension Amendment Proposal, the Redemption Limitation Amendment Proposal or the Adjournment Proposal (as the case may be) are approved.
However, if you fail to attend the Shareholder Meeting in person or by proxy, or if you do attend the Shareholder Meeting in person or by proxy but you “ABSTAIN” or otherwise fail to vote at the Shareholder Meeting, your Ordinary Shares will not be counted for the purposes of determining whether the Extension Amendment Proposal, the Redemption Limitation Amendment Proposal or the Adjournment Proposal (as the case may be) are approved, and your Ordinary Shares which are not voted at the Shareholder Meeting will have no effect on the outcome of such votes.
If the Extension Amendment Proposal and the Redemption Limitation Amendment Proposal is approved, or if the Extension Amendment Proposal is approved and following redemptions in connection with the Charter Extension JWSM’s net tangible assets are at least $5,000,001, then the Adjournment Proposal will not be presented for a vote.
Q:
How are the funds in the Trust Account currently being held?

A:
With respect to the regulation of SPACs like JWSM, on March 30, 2022, the SEC issued the SPAC Proposed Rules relating to, among other items, the extent to which SPACs could become subject to regulation under the Investment Company Act, including a proposed rule that would provide SPACs a safe harbor from treatment as an investment company if they satisfy certain conditions that limit a SPAC’s duration, asset composition, business purpose and activities.

With regard to the SEC’s investment company proposals included in the SPAC Proposed Rules, while the funds in the Trust Account have, since JWSM’s Initial Public Offering, been held only in U.S. government treasury bills with a maturity of 185 days or less or in money market funds investing solely in U.S. Treasuries, to mitigate the risk of being viewed as operating an unregistered investment company (including pursuant to the subjective test of Section 3(a)(1)(A) of the Investment Company Act of 1940), JWSM currently intends, prior to the Shareholder Meeting, to instruct Continental, the trustee managing the Trust Account, to liquidate the U.S. government treasury obligations or money market funds held in the Trust Account and thereafter to maintain the funds in the Trust Account in cash in an interest-bearing demand deposit account at a bank until the earlier of the consummation of a Business Combination and the liquidation of JWSM. Interest on such deposit account is currently 2.75% per annum, but such deposit account carries a variable rate and JWSM cannot assure you that such rate will not decrease or increase significantly.
Q:
Will you seek any further extensions to liquidate the Trust Account?

A:
Other than as described in this proxy statement, JWSM does not currently anticipate seeking any further extension to consummate a Business Combination beyond the Charter Extension Date, but may do so in the future.

Q:
What happens if the Extension Amendment Proposal is not approved?

A:
If there are insufficient votes to approve the Extension Amendment Proposal, JWSM may put the Adjournment Proposal to a vote in order to seek additional time to obtain sufficient votes in support of the Charter Extension.

If the Extension Amendment Proposal is not approved at the Shareholder Meeting or at any adjournment thereof or the Charter Extension is not implemented, and a Business Combination is not completed on or before the Termination Date, then as contemplated by and in accordance with the Memorandum and Articles of Association, JWSM will (i) cease all operations except for the purpose of winding up; (ii) as promptly as reasonably possible but not more than ten business days thereafter, redeem the Public Shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the funds held in the Trust Account and not previously released to JWSM to pay its taxes, if any (less up to $100,000 of interest to pay dissolution expenses) divided by the number of the then-outstanding Public Shares, which redemption will completely extinguish public shareholders’ rights as shareholders (including the right to receive further liquidation distributions, if any); and (iii) as promptly as reasonably possible following such redemption, subject to the approval of JWSM’s remaining shareholders and the Board, liquidate and dissolve, subject in the case of clauses (ii) and (iii) to JWSM’s obligations under Cayman Islands law to provide for claims of creditors and the requirements of other applicable law. There will be no distribution from the Trust Account with respect to JWSM’s warrants, which will expire worthless in the event JWSM dissolves and liquidates the Trust Account.
The Sponsor, the officers and directors and the initial shareholders of JWSM waived their rights to participate in any liquidation distribution with respect to the 25,875,000 Class B Ordinary Shares held by them.
Q:
If the Extension Amendment Proposal is approved, what happens next?

A:
If the Extension Amendment Proposal is approved, JWSM will continue to attempt to consummate a Business Combination until the Charter Extension Date. JWSM will procure that all filings required to be made with the Registrar of Companies of the Cayman Islands in connection with the Extension Amendment Proposal are made and will continue its efforts to obtain approval of a Business Combination at an extraordinary general meeting and consummate the closing of a Business Combination on or before the Charter Extension Date.

If the Extension Amendment Proposal is approved and the Charter Extension is implemented, the removal from the Trust Account of the amount equal to the pro rata portion of funds available in the Trust Account with respect to such redeemed Public Shares will reduce the amount remaining in the Trust Account and increase the percentage interest of JWSM held by JWSM’s officers, directors, the Sponsor and its affiliates. In addition, JWSM’s Memorandum and Articles of Association provide that JWSM cannot redeem or repurchase Public Shares to the extent such redemption would result in JWSM’s failure to have at least $5,000,001 of net tangible assets. As a result, JWSM will not proceed with the Charter Extension unless (i) the Redemption Limitation Amendment Proposal is approved or (ii) JWSM will have at least $5,000,001 of net tangible assets upon its implementation of the Charter Extension, after taking into account the Redemptions.
Q:
What happens if the Redemption Limitation Amendment Proposal is not approved?

A:
If there are insufficient votes to approve the Redemption Limitation Amendment Proposal, JWSM may put the Adjournment Proposal to a vote in order to seek additional time to obtain sufficient votes in support of the Redemption Limitation Amendment.

If the Redemption Limitation Amendment Proposal is not approved at the Shareholder Meeting or at any adjournment thereof and following Redemptions in connection with the Charter Extension JWSM doesn’t meet the Redemption Limitation, then the Charter Extension will not be implemented and if a Business Combination is not completed on or before the Termination Date, then as contemplated by and in accordance with the Memorandum and Articles of Association, JWSM will (i) cease all operations except for the purpose of winding up; (ii) as promptly as reasonably possible but not more than ten business days thereafter, redeem the Public Shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the funds held in the Trust Account and not previously released to JWSM to pay its taxes, if any (less up to $100,000 of interest to pay dissolution expenses) divided by the number of the then-outstanding Public Shares, which redemption will completely extinguish public shareholders’ rights as shareholders (including the right to receive further liquidation distributions, if any); and (iii) as promptly as reasonably possible following such redemption, subject to the approval of JWSM’s remaining shareholders and the Board, liquidate and dissolve, subject in the case of clauses (ii) and (iii) to JWSM’s obligations under Cayman Islands law to provide for claims of creditors and the requirements of other applicable law. There will be no distribution from the Trust Account with respect to JWSM’s warrants, which will expire worthless in the event JWSM dissolves and liquidates the Trust Account.
Additionally, in the event that the Redemption Limitation Amendment Proposal is not approved and we receive notice of redemptions of Public Shares approaching or in excess of the Redemption Limitation, we and/or the Sponsor may take action to increase our net tangible assets to avoid exceeding the Redemption Limitation, which may include, at our and our Sponsor’s option and in our and its sole discretion, any, several or all of the following actions: (a) attempting to secure waivers of certain of our significant liabilities, including the deferred underwriting fees, and (b) entering into non-redemption agreements with certain of our significant shareholders. If the Redemption Limitation Amendment Proposal is not approved and the Redemption Limitation is exceeded, either because we do not take action to increase our net tangible assets or because our attempt to do so is not successful, then we will not proceed with the Charter Extension and we will not redeem any Public Shares. In such case, Public Shares which a public shareholder elects to redeem but which are not redeemed shall be returned to such public shareholder or such public shareholder’s account and such public shareholder will retain the right to have their Public Shares redeemed for cash if JWSM has not completed an initial Business Combination by the Termination Date.
The Sponsor, the officers and directors and the initial shareholders of JWSM waived their rights to participate in any liquidation distribution with respect to the 25,875,000 Class B Ordinary Shares held by them.
Q:
If I vote for or against the Extension Amendment Proposal or the Redemption Limitation Amendment Proposal, do I need to request that my shares be redeemed?

A:
Yes. Whether you vote “for” or “against” the Extension Amendment Proposal or the Redemption Limitation Amendment Proposal, or do not vote at all, you may elect to redeem your shares. However, you will need to submit a redemption request for your shares if you choose to redeem.

Q:
Am I being asked to vote on a Business Combination at this Shareholder Meeting?

A:
No. You are not being asked to vote on a Business Combination at this time. If the Charter Extension is implemented and you do not elect to redeem your Public Shares, provided that you are a shareholder on the record date for the shareholder meeting to consider a Business Combination, you will be entitled to vote on a Business Combination when it is submitted to shareholders and will retain the right to redeem your Public Shares for cash in connection with a Business Combination or liquidation.

Q:
Will how I vote affect my ability to exercise Redemption rights?

A:
No. You may exercise your Redemption rights whether or not you are a holder of Public Shares on the Record Date (so long as you are a holder at the time of exercise), or whether you are a holder and vote your Public Shares of JWSM on the Extension Amendment Proposal or the Redemption Limitation Amendment Proposal (for or against) or any other proposal described by this proxy statement. As a result, the Charter Extension can be approved by shareholders who will redeem their Public Shares and no longer remain shareholders, leaving shareholders who choose not to redeem their Public Shares holding shares in a company with a potentially less liquid trading market, fewer shareholders, potentially less cash and the potential inability to meet the listing standards of the New York Stock Exchange.

Q:
May I change my vote after I have mailed my signed proxy card?

A:
Yes. Shareholders may send a later-dated, signed proxy card to JWSM at 1601 Washington Avenue, Suite 800 Miami Beach, FL, 33139 so that it is received by JWSM prior to the vote at the Shareholder Meeting (which is scheduled to take place on February 1, 2023) or attend the Shareholder Meeting in person (which would include presence at the virtual Shareholder Meeting) and vote. Shareholders also may revoke their proxy by sending a notice of revocation to JWSM’s Chief Operating Officer at 1601 Washington Avenue, Suite 800 Miami Beach, FL, 33139, which must be received by JWSM’s Chief Operating Officer to the vote at the Shareholder Meeting. However, if your shares are held in “street name” by your broker, bank or another nominee, you must contact your broker, bank or other nominee to change your vote.

Q:
How are votes counted?

A:
Votes will be counted by the inspector of election appointed for the Shareholder Meeting, who will separately count “FOR” and “AGAINST” votes, “ABSTAIN” and broker non-votes. The approval of each of the Extension Amendment Proposal and the Redemption Limitation Amendment Proposal requires a special resolution under Cayman Islands law, being the affirmative vote of at least a two-thirds (2/3) majority of the votes cast by the holders of the issued Ordinary Shares, voting as a single class, who are present in person or represented by proxy and entitled to vote thereon at the

Shareholder Meeting. Approval of the Adjournment Proposal requires an ordinary resolution under Cayman Islands law, being the affirmative vote of at least a majority of the votes cast by the holders of the issued Ordinary Shares who are present in person or represented by proxy and entitled to vote thereon at the Shareholder Meeting.
Shareholders who attend the Shareholder Meeting, either in person or by proxy (or, if a corporation or other non-natural person, by sending their duly authorized representative or proxy), will be counted (and the number of Ordinary Shares held by such shareholders will be counted) for the purposes of determining whether a quorum is present at the Shareholder Meeting. The presence, in person or by proxy or by duly authorized representative, at the Shareholder Meeting of the holders of a majority of all issued and outstanding Ordinary Shares entitled to vote at the Shareholder Meeting shall constitute a quorum for the Shareholder Meeting.
At the Shareholder Meeting, only those votes which are actually cast, either “FOR” or “AGAINST,” the Extension Amendment Proposal, the Redemption Limitation Amendment Proposal or the Adjournment Proposal, will be counted for the purposes of determining whether the Extension Amendment Proposal, the Redemption Limitation Amendment Proposal or the Adjournment Proposal (as the case may be) are approved, and any Ordinary Shares which are not voted at the Shareholder Meeting will have no effect on the outcome of such votes. Abstentions and broker non-votes, while considered present for the purposes of establishing a quorum, will not count as votes cast and will have no effect on the outcome of the vote on the Extension Amendment Proposal, the Redemption Limitation Amendment Proposal or the Adjournment Proposal.
Q:
If my shares are held in “street name,” will my broker, bank or nominee automatically vote my shares for me?

A:
If your shares are held in “street name” in a stock brokerage account or by a broker, bank or other nominee, you must provide the record holder of your shares with instructions on how to vote your shares. Please follow the voting instructions provided by your broker, bank or other nominee. Please note that you may not vote shares held in “street name” by returning a proxy card directly to JWSM or by voting online at the Shareholder Meeting unless you provide a “legal proxy,” which you must obtain from your broker, bank or other nominee.

Under the rules of the New York Stock Exchange (“NYSE”), brokers who hold shares in “street name” for a beneficial owner of those shares typically have the authority to vote in their discretion on “routine” proposals when they have not received instructions from beneficial owners. However, brokers are not permitted to exercise their voting discretion with respect to the approval of matters that the NYSE determines to be “non-routine” without specific instructions from the beneficial owner. It is expected that all proposals to be voted on at the Shareholder Meeting are “non-routine” matters and therefore, JWSM does not expect there to be any broker non-votes at the Shareholder Meeting.
If you are a JWSM shareholder holding your shares in “street name” and you do not instruct your broker, bank or other nominee on how to vote your shares, your broker, bank or other nominee will not vote your shares on the Extension Amendment Proposal, the Redemption Limitation Amendment Proposal or the Adjournment Proposal. Accordingly, your bank, broker, or other nominee can vote your shares at the Shareholder Meeting only if you provide instructions on how to vote. You should instruct your broker to vote your shares as soon as possible in accordance with directions you provide.
Abstentions will be considered present for the purposes of establishing a quorum but, as a matter of Cayman Islands law, will not constitute votes cast at the Shareholder Meeting and therefore will have no effect on the approval of each of the proposals as a matter of Cayman Islands law.
Q:
Does the Board recommend voting “FOR” the approval of the Extension Amendment Proposal, the Redemption Limitation Amendment Proposal and the Adjournment Proposal?

A:
Yes. After careful consideration of the terms and conditions of each of the Extension Amendment Proposal, the Redemption Limitation Amendment Proposal and the Adjournment Proposal, the Board has determined that each of the Extension Amendment Proposal, the Redemption Limitation Amendment Proposal and the Adjournment Proposal is in the best interests of JWSM and its shareholders. The Board recommends that JWSM’s shareholders vote “FOR” the Extension Amendment Proposal, “FOR” the Redemption Limitation Amendment Proposal and “FOR” the Adjournment Proposal.
Q:
What interests do JWSM’s directors and officers have in the approval of the Extension Amendment Proposal?

A:
JWSM’s directors and officers have interests in the Extension Amendment Proposal that may be different from, or in addition to, your interests as a shareholder. These interests include, among others, ownership, directly or indirectly through the Sponsor, of Class B Ordinary Shares and Private Placement Warrants. See the section entitled “Proposal No 1 — The Extension Amendment Proposal — Interests of the Sponsor, JWSM’s Directors, Officers and Initial Shareholders” in this proxy statement.

Q:
What interests do JWSM’s directors and officers have in the approval of the Redemption Limitation Amendment Proposal?

A:
JWSM’s directors and officers have interests in the Redemption Limitation Amendment Proposal that may be different from, or in addition to, your interests as a shareholder. These interests include, among others, ownership, directly or indirectly through the Sponsor, of Class B Ordinary Shares and Private Placement Warrants. See the section entitled “Proposal No 2 — The Redemption Limitation Amendment Proposal — Interests of the Sponsor, JWSM’s Directors, Officers and Initial Shareholders” in this proxy statement.

Q:
Do I have appraisal rights or dissenters’ rights if I object to the Extension Amendment Proposal or the Redemption Limitation Amendment Proposal?

A:
No. There are no appraisal rights available to JWSM’s shareholders in connection with the Extension Amendment Proposal or the Redemption Limitation Amendment Proposal. There are no dissenters’ rights available to JWSM’s shareholders in connection with the Extension Amendment Proposal or the Redemption Limitation Amendment Proposal under Cayman Islands law. However you may elect to have your shares redeemed in connection with the adoption of the Extension Amendment Proposal or the Redemption Limitation Amendment Proposal as described under “How do I exercise my redemption rights” below.

Q:
If I am a Public Warrant (as defined below) holder, can I exercise redemption rights with respect to my Public Warrants?

A:
No. The holders of warrants issued in connection with the Initial Public Offering (with a whole warrant representing the right to acquire one Class A Ordinary Share at an exercise price of $11.50 per share) (the “Public Warrants”) have no redemption rights with respect to such Public Warrants.

Q:
What do I need to do now?

A:
You are urged to read carefully and consider the information contained in this proxy statement and to consider how the Extension Amendment Proposal, the Redemption Limitation Amendment Proposal and the Adjournment Proposal will affect you as a shareholder. You should then vote as soon as possible in accordance with the instructions provided in this proxy statement and on the enclosed proxy card or, if you hold your shares through a brokerage firm, bank or other nominee, on the voting instruction form provided by the broker, bank or nominee.

Q:
How do I exercise my redemption rights?

A:
If you are a holder of Class A Ordinary Shares and wish to exercise your right to redeem your Class A Ordinary Shares, you must:

I.
(a) hold Class A Ordinary Shares or (b) hold Class A Ordinary Shares through Units and elect to separate your Units into the underlying Class A Ordinary Shares and Public Warrants prior to exercising your redemption rights with respect to the Class A Ordinary Shares; and

II.
prior to 5:00 p.m., Eastern Time, on January 30, 2023 (two business days prior to the initially scheduled date of the Shareholder Meeting) (a) submit a written request to the Transfer Agent that JWSM redeem your Class A Ordinary Shares for cash and (b) deliver your Class A Ordinary Shares to the Transfer Agent, physically or electronically through the Depository Trust Company (“DTC”).

The address of the Transfer Agent is listed under the question “Who can help answer my questions?” below.
Holders of Units must elect to separate the underlying Class A Ordinary Shares and Public Warrants prior to exercising redemption rights with respect to the Class A Ordinary Shares. If holders hold their Units in an account at a brokerage firm or bank, holders must notify their broker or bank that they elect to separate the Units into the underlying Class A Ordinary Shares and Public Warrants, or if a holder holds Units registered in its own name, the holder must contact the Transfer Agent directly and instruct it to do so.
In connection with the approval of the Extension Amendment Proposal and the Redemption Limitation Amendment Proposal, any holder of Class A Ordinary Shares will be entitled to request that their Class A Ordinary Shares be redeemed for a per share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account calculated as of two business days prior to the Shareholder Meeting, including interest earned on the funds held in the Trust Account (net of taxes payable), divided by the number of then-outstanding Class A Ordinary Shares. As of January 9, 2023, the most recent practicable date prior to the date of this proxy statement, this would have amounted to approximately $10.155 per public share. However, the proceeds deposited in the Trust Account could become subject to the claims of our creditors, if any, which could have priority over the claims of our public shareholders. Therefore, the per share distribution from the Trust Account in such a situation may be less than originally anticipated due to such claims. We anticipate that the funds to be distributed to public shareholders electing to redeem their Class A Ordinary Shares will be distributed promptly after the Shareholder Meeting.
Any request for redemption, once made by a holder of Class A Ordinary Shares, may be withdrawn at any time until the deadline for exercising redemption requests and thereafter, with the consent of the Board. If you deliver your shares for redemption to the Transfer Agent and later decide prior to the Shareholder Meeting not to elect redemption, you may request that JWSM instruct the Transfer Agent to return the shares (physically or electronically). You may make such request by contacting the Transfer Agent at the phone number or address listed at the end of this section. We will be required to honor such request only if made prior to the deadline for exercising redemption requests.
Any corrected or changed written exercise of redemption rights must be received by the Transfer Agent prior to the deadline for exercising redemption requests and, thereafter, with the consent of the Board. No request for redemption will be honored unless the holder’s shares have been delivered (either physically or electronically) to the Transfer Agent by 5:00 p.m., Eastern Time, on January 30, 2023 (two business days prior to the initially scheduled date of the Shareholder Meeting).
If a holder of Class A Ordinary Shares properly makes a request for redemption and the Class A Ordinary Shares are delivered as described above, then, JWSM will redeem Class A Ordinary Shares for a pro rata portion of funds deposited in the Trust Account, calculated as of two business days prior to the Shareholder Meeting. If you are a holder of Class A Ordinary Shares and you exercise your redemption rights, it will not result in the loss of any Public Warrants that you may hold.
Q:
What are the U.S. federal income tax consequences of exercising my redemption rights?

A:
The U.S. federal income tax consequences of exercising your redemption rights will depend on your particular facts and circumstances. Accordingly, you are urged to consult your tax advisor to determine your tax consequences from the exercise of your redemption rights, including the applicability and effect of U.S. federal, state, local and non-U.S. income and other tax laws in light of your particular circumstances. For additional discussion of certain material U.S. federal income tax considerations with respect to the exercise of these redemption rights, see “Certain Material U.S. Federal Income Tax Considerations for Shareholders Exercising Redemption Rights.”

Q:
What should I do if I receive more than one set of voting materials for the Shareholder Meeting?

A:
You may receive more than one set of voting materials for the Shareholder Meeting, including multiple copies of this proxy statement and multiple proxy cards or voting instruction cards. For example, if you hold your shares in more than one brokerage account, you will receive a separate voting instruction card for each brokerage account in which you hold shares. If you are a holder of record and your shares are registered in more than one name, you will receive more than one proxy card. Please complete, sign, date and return each proxy card and voting instruction card that you receive in order to cast your vote with respect to all of your shares.

Q:
Who will solicit and pay the cost of soliciting proxies for the Shareholder Meeting?

A:
JWSM will pay the cost of soliciting proxies for the Shareholder Meeting. JWSM has engaged Morrow Sodali LLC (“Morrow Sodali”) to assist in the solicitation of proxies for the Shareholder Meeting. JWSM will also reimburse banks, brokers and other custodians, nominees and fiduciaries representing beneficial owners of Class A Ordinary Shares for their expenses in forwarding soliciting materials to beneficial owners of Class A Ordinary Shares and in obtaining voting instructions from those owners. The directors, officers and employees of JWSM may also solicit proxies by telephone, by facsimile, by mail or on the Internet. They will not be paid any additional amounts for soliciting proxies.

Q:
Who can help answer my questions?

A:
If you have questions about the proposals or if you need additional copies of this proxy statement or the enclosed proxy card you should contact:

Morrow Sodali LLC
333 Ludlow Street, 5th Floor, South Tower
Stamford, CT 06902
Individuals call toll-free (800) 662-5200
Banks and brokers call (203) 658-9400
Email: JWSM.info@investor.morrowsodali.com
You also may obtain additional information about JWSM from documents filed with the SEC by following the instructions in the section titled “Where You Can Find More Information.” If you are a holder of Class A Ordinary Shares and you intend to seek redemption of your shares, you will need to deliver your Class A Ordinary Shares (either physically or electronically) to the Transfer Agent at the address below prior to 5:00 p.m., Eastern Time, on January 30, 2023 (two business days prior to the initially scheduled date of the Shareholder Meeting). If you have questions regarding the certification of your position or delivery of your shares, please contact:
Continental Stock Transfer & Trust Company
One State Street Plaza, 30th Floor
New York, New York 10004
Attn: Mark Zimkind
E-mail: mzimkind@continentalstock.com

EXTRAORDINARY GENERAL MEETING OF JWSM SHAREHOLDERS
This proxy statement is being provided to JWSM shareholders as part of a solicitation of proxies by the Board for use at the extraordinary general meeting of JWSM Shareholders to be held on February 1, 2023, and at any adjournment thereof. This proxy statement contains important information regarding the Shareholder Meeting, the proposals on which you are being asked to vote and information you may find useful in determining how to vote and voting procedures.
This proxy statement is being first mailed on or about January 11, 2023 to all shareholders of record of JWSM as of December 29, 2022, the Record Date for the Shareholder Meeting. Shareholders of record who owned Ordinary Shares at the close of business on the Record Date are entitled to receive notice of, attend and vote at the Shareholder Meeting.
Date, Time and Place of Shareholder Meeting
The Shareholder Meeting will be held on February 1, 2023 at 10:00 a.m., Eastern Time, at the offices of Kirkland & Ellis LLP located at 601 Lexington Avenue, New York, New York 10022, and via a virtual meeting, or at such other time, on such other date and at such other place to which the meeting may be postponed or adjourned.
Shareholders may attend the Shareholder Meeting in person. However, we encourage you to attend the Shareholder Meeting virtually. If you wish to attend the Shareholder Meeting in person, you must reserve your attendance at least two business days in advance of the Shareholder Meeting by contacting JWSM’s proxy solicitor at JWSM.info@investor.morrowsodali.com by 10:00 a.m., Eastern Time, on January 30, 2023 (two business days prior to the initially scheduled meeting date).
You can pre-register to attend the virtual Shareholder Meeting starting February 1, 2023 at 10:00 a.m., Eastern Time (three business days prior to the meeting date). Enter the URL address into your browser https://www.cstproxy.com/jawsmustang/2023, enter your control number, name and email address. Once you pre-register you can vote or enter questions in the chat box. At the start of the Shareholder Meeting you will need to log in again using your control number and will also be prompted to enter your control number if you vote during the Shareholder Meeting.
Shareholders who hold their investments through a bank or broker, will need to contact the Transfer Agent to receive a control number. If you plan to vote at the Shareholder Meeting you will need to have a legal proxy from your bank or broker or if you would like to join and not vote, the Transfer Agent will issue you a guest control number with proof of ownership. Either way you must contact the Transfer Agent for specific instructions on how to receive the control number. The Transfer Agent can be contacted at 917-262-2373, or via email at proxy@continentalstock.com. Please allow up to 72 hours prior to the meeting for processing your control number.
If you do not have access to the Internet, you can listen only to the meeting by dialing 1 800-450-7155 (toll-free) (or +1 857-999-9155 if you are located outside the United States and Canada (standard rates apply)) and when prompted enter the pin number 8924805#. Please note that you will not be able to vote or ask questions at the Shareholder Meeting if you choose to participate telephonically.
The Proposals at the Shareholder Meeting
At the Shareholder Meeting, JWSM shareholders will consider and vote on the following proposals:
1.
Proposal No. 1 — Extension Amendment Proposal — To amend, by special resolution, JWSM’s Memorandum and Articles of Association to extend the date by which JWSM has to consummate a Business Combination from February 4, 2023 to February 4, 2024.

2.
Proposal No. 2 — Redemption Limitation Amendment Proposal — To amend, by way of special resolution, JWSM’s Memorandum and Articles of Association to eliminate from the Memorandum and Articles of Association the limitation that JWSM may not redeem Public Shares to the extent that such redemption would result in JWSM having net tangible assets (as determined in accordance with Rule 3a51-1(g)(1) of the Exchange Act) of less than $5,000,001 (the “Redemption

Limitation”) in order to allow JWSM to redeem Public Shares irrespective of whether such redemption would exceed the Redemption Limitation.
3.
Proposal No. 3 — Adjournment Proposal — To adjourn the Shareholder Meeting to a later date or dates, if necessary, (i) to permit further solicitation and vote of proxies if, based upon the tabulated vote at the time of the Shareholder Meeting, there are insufficient Ordinary Shares represented (either in person or by proxy) to constitute a quorum necessary to conduct business at the Shareholder Meeting or at the time of the Shareholder Meeting to approve the Extension Amendment Proposal or the Redemption Limitation Amendment Proposal or (ii) if the holders of Public Shares have elected to redeem an amount of shares in connection with the Extension Amendment Proposal or the Redemption Limitation Amendment Proposal such that JWSM would not adhere to the continued listing requirements of the New York Stock Exchange.

Voting Power; Record Date
As a shareholder of JWSM, you have a right to vote on certain matters affecting JWSM. The proposals that will be presented at the Shareholder Meeting and upon which you are being asked to vote are summarized above and fully set forth in this proxy statement. You will be entitled to vote or direct votes to be cast at the Shareholder Meeting if you owned Ordinary Shares at the close of business on December 29, 2022, which is the Record Date for the Shareholder Meeting. You are entitled to one vote for each Ordinary Share that you owned as of the close of business on the Record Date. If your shares are held in “street name” or are in a margin or similar account, you should contact your broker, bank or other nominee to ensure that votes related to the shares you beneficially own are properly counted. On the Record Date, there were 129,375,000 issued and outstanding Ordinary Shares, of which 103,500,000 Class A Ordinary Shares are held by JWSM public shareholders and 25,875,000 Class B Ordinary Shares are held by the JWSM Initial Shareholders.
Recommendation of the Board
THE BOARD UNANIMOUSLY RECOMMENDS
THAT YOU VOTE “FOR” EACH OF THESE PROPOSALS
Quorum
The presence (which would include presence at the virtual Shareholder Meeting), in person or by proxy, of shareholders holding a majority of the Ordinary Shares at the Shareholder Meeting constitutes a quorum at the Shareholder Meeting. Abstentions will be considered present for the purposes of establishing a quorum. The JWSM Initial Shareholders, who own 20% of the issued and outstanding Ordinary Shares as of the Record Date, will count towards this quorum. As a result, as of the Record Date, in addition to the shares of the JWSM Initial Shareholders, an additional 38,812,501 Ordinary Shares held by public shareholders would be required to be present at the Shareholder Meeting to achieve a quorum.
Abstentions and Broker Non-Votes
Abstentions will be considered present for the purposes of establishing a quorum but, as a matter of Cayman Islands law, will not constitute votes cast at the Shareholder Meeting and therefore will have no effect on the approval of any of the proposals voted upon at the Shareholder Meeting.
Under NYSE rules, if a shareholder holds their shares in “street” name through a bank, broker or other nominee and the shareholder does not instruct their broker, bank or other nominee how to vote their shares on a proposal, the broker, bank or other nominee has the authority to vote the shares in its discretion on certain “routine” matters. However, banks, brokers and other nominees are not authorized to exercise their voting discretion on any “non-routine” matters. This can result in a “broker non-vote,” which occurs on a proposal when (i) a bank, broker or other nominee has discretionary authority to vote on one or more “routine” proposals to be voted on at a meeting of shareholders, (ii) there are one or more “non-routine” proposals to be voted on at the meeting for which the bank, broker or other nominee does not have authority to vote without instructions from the beneficial owner of the shares and (iii) the beneficial owner fails to provide the bank, broker or other nominee with voting instructions on a “non-routine” matter.

We believe that all of the proposals to be voted on at the Shareholder Meeting will be considered non-routine matters. As a result, if you hold your shares in street name, your bank, brokerage firm or other nominee cannot vote your shares on any of the proposals to be voted on at the Shareholder Meeting without your instruction.
Because all of the proposals to be voted on at the Shareholder Meeting are “non-routine” matters, banks, brokers and other nominees will not have authority to vote on any proposals unless instructed, so JWSM does not expect there to be any broker non-votes at the Shareholder Meeting.
Vote Required for Approval
The approval of each of the Extension Amendment Proposal and the Redemption Limitation Amendment Proposal requires a special resolution under Cayman Islands law, being the affirmative vote of at least a two-thirds (2/3) majority of the votes cast by the holders of the issued Ordinary Shares, voting as a single class, who are present in person or represented by proxy and entitled to vote thereon at the Shareholder Meeting.
Approval of the Adjournment Proposal requires an ordinary resolution under Cayman Islands law, being the affirmative vote of at least a majority of the votes cast by the holders of the issued Ordinary Shares, voting as a single class, who are present in person or represented by proxy and entitled to vote thereon at the Shareholder Meeting.
The JWSM Initial Shareholders have informed us of their intent to vote all of their Ordinary Shares in favor of the proposals being presented at the Shareholder Meeting. As of the date of this proxy statement, the JWSM Initial Shareholders own 20% of the issued and outstanding Ordinary Shares.
The following table reflects the number of additional Public Shares required to approve each proposal:
Proposal	Approval Standard	Number of Additional Public Shares Required To Approve Proposal
		If Only Quorum is Present and All Present Shares Cast Votes	If All Shares Are Present and All Present Shares Cast Votes
Extension Amendment Proposal	Special Resolution(1)	17,250,001	60,375,000
Redemption Limitation Amendment Proposal	Special Resolution(1)	17,250,001	60,375,000
Adjournment Proposal	Ordinary Resolution(2)	6,468,751	38,812,501

(1)
Under Cayman law, a special resolution requires the affirmative vote of at least a two-thirds (2/3) majority of the votes cast by the holders of the issued Ordinary Shares who are present in person or represented by proxy and entitled to vote thereon at the Shareholder Meeting.

(2)
Under Cayman law, an ordinary resolution requires the affirmative vote of at least a majority of the votes cast by the holders of the issued Ordinary Shares who are present in person or represented by proxy and entitled to vote thereon at the Shareholder Meeting.

Voting Your Shares
If you were a holder of record of Ordinary Shares as of the close of business on December 29, 2022, the Record Date for the Shareholder Meeting, you may vote with respect to the proposals in person or virtually at the Shareholder Meeting, or by completing, signing, dating and returning the enclosed proxy card in the postage-paid envelope provided. Your proxy card shows the number of Ordinary Shares that you own. If your shares are held in “street name” or are in a margin or similar account, you should contact your broker to ensure that votes related to the shares you beneficially own are properly counted.
There are three ways to vote your Ordinary Shares at the Shareholder Meeting:
Voting by Mail.   By signing the proxy card and returning it in the enclosed prepaid and addressed envelope, you are authorizing the individuals named on the proxy card to vote your shares at the Shareholder

Meeting in the manner you indicate. You are encouraged to sign and return the proxy card even if you plan to attend the Shareholder Meeting so that your shares will be voted if you are unable to attend the Shareholder Meeting. If you receive more than one proxy card, it is an indication that your shares are held in multiple accounts. Please sign and return all proxy cards to ensure that all of your shares are voted. Votes submitted by mail must be received by 5:00 p.m., Eastern Time, on January 31, 2023.
Voting in Person at the Meeting.   If you attend the Shareholder Meeting and plan to vote in person, you will be provided with a ballot at the Shareholder Meeting. If your shares are registered directly in your name, you are considered the shareholder of record and you have the right to vote in person at the Shareholder Meeting. If you hold your shares in “street name,” which means your shares are held of record by a broker, bank or other nominee, you should follow the instructions provided by your broker, bank or nominee to ensure that votes related to the shares you beneficially own are properly counted. In this regard, you must provide the record holder of your shares with instructions on how to vote your shares or, if you wish to attend the Shareholder Meeting and vote in person, you will need to bring to the Shareholder Meeting a legal proxy from your broker, bank or nominee authorizing you to vote these shares.
Voting Electronically.   You may attend, vote and examine the list of shareholders entitled to vote at the Shareholder Meeting by visiting https://www.cstproxy.com/jawsmustang/2023 and entering the control number found on your proxy card, voting instruction form or notice included in the proxy materials.
Revoking Your Proxy
If you give a proxy, you may revoke it at any time before the Shareholder Meeting or at the Shareholder Meeting by doing any one of the following:
•
you may send another proxy card with a later date;

•
you may notify JWSM’s Chief Executive Officer in writing to JAWS Mustang Acquisition Corporation, 1601 Washington Avenue, Suite 800, Miami Beach, FL 33139, before the Shareholder Meeting that you have revoked your proxy; or

•
you may attend the Shareholder Meeting, revoke your proxy, and vote in person, as indicated above.

No Additional Matters
The Shareholder Meeting has been called only to consider and vote on the approval of the Extension Amendment Proposal and the Adjournment Proposal. Under the Memorandum and Articles of Association, other than procedural matters incident to the conduct of the Shareholder Meeting, no other matters may be considered at the Shareholder Meeting if they are not included in this proxy statement, which serves as the notice of the Shareholder Meeting.
Who Can Answer Your Questions about Voting
If you are a JWSM shareholder and have any questions about how to vote or direct a vote in respect of your Ordinary Shares, you may call Morrow Sodali, our proxy solicitor, by calling (800) 662-5200 (toll-free), or banks and brokers can call (203) 658-9400, or by emailing JWSM.info@investor.morrowsodali.com.
Redemption Rights
Pursuant to the Memorandum and Articles of Association, holders of Class A Ordinary Shares may seek to redeem their shares for cash, regardless of whether they vote for or against, or whether they abstain from voting on, the Extension Amendment Proposal or the Redemption Limitation Amendment Proposal. In connection with the Extension Amendment Proposal and the Redemption Limitation Amendment Proposal, any shareholder holding Class A Ordinary Shares may demand that JWSM redeem such shares for a full pro rata portion of the Trust Account (which, for illustrative purposes, was $10.155 per share as of January 9, 2023, the most recent practicable date prior to the date of the accompanying proxy statement), calculated as of two business days prior to the Shareholder Meeting. If a holder properly seeks redemption as described in this section, JWSM will redeem these shares for a pro rata portion of funds deposited in the Trust Account and the holder will no longer own these shares following the Shareholder Meeting. However,

JWSM will not proceed with the Charter Extension unless (i) the Redemption Limitation Amendment Proposal is approved or (ii) JWSM will have at least $5,000,001 of net tangible assets following approval of the Extension Amendment Proposal, after taking into account Redemptions.
As a holder of Class A Ordinary Shares, you will be entitled to receive cash for any Class A Ordinary Shares to be redeemed only if you:
(i)
hold Class A Ordinary Shares;

(ii)
submit a written request to Continental, JWSM’s transfer agent, in which you (i) request that JWSM redeem all or a portion of your Class A Ordinary Shares for cash, and (ii) identify yourself as the beneficial holder of the Class A Ordinary Shares and provide your legal name, phone number and address; and

(iii)
deliver your Class A Ordinary Shares to Continental, JWSM’s transfer agent, physically or electronically through DTC.

Holders must complete the procedures for electing to redeem their Class A Ordinary Shares in the manner described above prior to 5:00 p.m., Eastern Time, on January 30, 2023 (two business days before the initially scheduled date of the Shareholder Meeting) (the “Redemption Deadline”) in order for their shares to be redeemed.
The redemption rights include the requirement that a holder must identify itself in writing as a beneficial holder and provide its legal name, phone number and address to Continental in order to validly redeem its shares.
If you hold your shares in “street name,” you will have to coordinate with your broker to have your shares certificated or delivered electronically. Shares of JWSM that have not been tendered (either physically or electronically) in accordance with these procedures will not be redeemed for cash. There is a nominal cost associated with this tendering process and the act of certificating the shares or delivering them through DTC’s DWAC system. The Transfer Agent will typically charge the tendering broker $80 and it would be up to the broker whether or not to pass this cost on to the redeeming shareholder.
Any request for redemption, once made by a holder of Class A Ordinary Shares, may not be withdrawn following the Redemption Deadline, unless the Board determines (in its sole discretion) to permit such withdrawal of a redemption request (which it may do in whole or in part).
Any corrected or changed written exercise of redemption rights must be received by Continental, JWSM’s transfer agent, at least two business days prior to the initially scheduled date of the Shareholder Meeting. No request for redemption will be honored unless the holder’s Class A Ordinary Shares have been delivered (either physically or electronically) to Continental, JWSM’s transfer agent, prior to 5:00 p.m., Eastern Time, on January 30, 2023 (two business days before the initially scheduled date of the Shareholder Meeting).
Notwithstanding the foregoing, a public shareholder, together with any affiliate of such public shareholder or any other person with whom such public shareholder is acting in concert or as a “group” (as defined in Section 13(d)(3) of the Exchange Act), will be restricted from redeeming its Class A Ordinary Shares with respect to more than an aggregate of 15% of the Class A Ordinary Shares sold in the Initial Public Offering, without our prior consent. Accordingly, if a public shareholder, alone or acting in concert or as a group, seeks to redeem more than 15% of the outstanding Class A Ordinary Shares, then any such shares in excess of that 15% limit would not be redeemed for cash, without our prior consent.
The closing price of Class A Ordinary Shares on January 30, 2023, the most recent practicable date prior to the date of this proxy statement, was $10.14 per share. The cash held in the Trust Account on such date was approximately $1,051,074,723 (including interest not previously released to JWSM to pay its taxes) (approximately $10.155 per Class A Ordinary Share). The Redemption price per share will be calculated based on the aggregate amount on deposit in the Trust Account, including interest earned on the funds held in the Trust Account and not previously released to JWSM to pay its taxes two business days prior to the initially scheduled date of the Shareholder Meeting. Prior to exercising redemption rights, shareholders should verify the market price of Class A Ordinary Shares as they may receive higher proceeds from the sale of their ordinary shares in the public market than from exercising their redemption rights if the market price per share is higher than the redemption price. JWSM cannot assure its shareholders that they will be able to sell their Class A Ordinary Shares in the open market, even if the market price per share is higher than the redemption price stated above, as there may not be sufficient liquidity in its securities when its shareholders wish to sell their shares.
If a holder of Class A Ordinary Shares exercises his, her or its redemption rights, then he, she or it will be exchanging his, her or its Class A Ordinary Shares for cash and will no longer own those shares. You will be entitled to receive cash for these shares only if you properly demand redemption by delivering your share certificate (either physically or electronically) to JWSM’s transfer agent two business days prior to the initially scheduled date of the Shareholder Meeting.
For a discussion of certain material U.S. federal income tax considerations for shareholders with respect to the exercise of these redemption rights, see “Certain Material U.S. Federal Income Tax Considerations for Shareholders Exercising Redemption Rights.” The consequences of a redemption to any particular shareholder will depend on that shareholder’s particular facts and circumstances. Accordingly, you are urged to consult your tax advisor to determine your tax consequences from the exercise of your redemption rights, including the applicability and effect of U.S. federal, state, local and non-U.S. income and other tax laws in light of your particular circumstances.
Appraisal Rights and Dissenters’ Rights
There are no appraisal rights available to JWSM’s shareholders in connection with the Extension Amendment Proposal or the Redemption Limitation Amendment Proposal. There are no dissenters’ rights available to JWSM’s shareholders in connection with the Extension Amendment Proposal and the Redemption Limitation Amendment Proposal under Cayman Islands law. However, holders of Public Shares may elect to have their shares redeemed in connection with the adoption of the Extension Amendment Proposal and the Redemption Limitation Amendment Proposal, as described under “Redemption Rights” above.
Proxy Solicitation Costs
JWSM is soliciting proxies on behalf of the Board. This proxy solicitation is being made by mail, but also may be made by telephone or in person. JWSM has engaged Morrow Sodali to assist in the solicitation of proxies for the Shareholder Meeting. JWSM and its directors, officers and employees may also solicit proxies in person. JWSM will ask banks, brokers and other institutions, nominees and fiduciaries to forward this proxy statement and the related proxy materials to their principals and to obtain their authority to execute proxies and voting instructions.
JWSM will bear the entire cost of the proxy solicitation, including the preparation, assembly, printing, mailing and distribution of this proxy statement and the related proxy materials. JWSM will pay Morrow Sodali a fee of $40,000, plus disbursements, reimburse Morrow Sodali for its reasonable out-of-pocket expenses and indemnify Morrow Sodali and its affiliates against certain claims, liabilities, losses, damages and expenses for its services as JWSM’s proxy solicitor. JWSM will reimburse brokerage firms and other custodians for their reasonable out-of-pocket expenses for forwarding this proxy statement and the related proxy materials to JWSM shareholders. Directors, officers and employees of JWSM who solicit proxies will not be paid any additional compensation for soliciting.

PROPOSAL NO. 1 — THE EXTENSION AMENDMENT PROPOSAL
Overview
JWSM is proposing to amend its Memorandum and Articles of Association to extend the date by which JWSM has to consummate a Business Combination to the Charter Extension Date so as to give JWSM additional time to complete a Business Combination.
Without the Charter Extension, JWSM believes that JWSM may not be able to complete a Business Combination on or before the Termination Date. If that were to occur, JWSM would be forced to liquidate.
As contemplated by the Memorandum and Articles of Association, the holders of JWSM’s Public Shares may elect to redeem all or a portion of their Public Shares in exchange for their pro rata portion of the funds held in the Trust Account if the Charter Extension is implemented.
On January 9, 2023, the most recent practicable date prior to the date of this proxy statement, the redemption price per share was approximately $10.155, based on the aggregate amount on deposit in the Trust Account of approximately $1,051,074,723 as of January 9, 2023 (including interest not previously released to JWSM to pay its taxes), divided by the total number of then outstanding Public Shares. The Redemption price per share will be calculated based on the aggregate amount on deposit in the Trust Account, including interest earned on the funds held in the Trust Account and not previously released to JWSM to pay its taxes two business days prior to the initially scheduled date of the Shareholder Meeting. The closing price of the Class A Ordinary Shares on the NYSE on January 9, 2023 was $10.14. Accordingly, if the market price of the Class A Ordinary Shares were to remain the same until the date of the Shareholder Meeting, exercising redemption rights would result in a public shareholder receiving approximately $0.015 more per share than if the shares were sold in the open market (based on the per share redemption price as of January 9, 2023). JWSM cannot assure shareholders that they will be able to sell their Class A Ordinary Shares in the open market, even if the market price per share is lower than the redemption price stated above, as there may not be sufficient liquidity in its securities when such shareholders wish to sell their shares. JWSM believes that such redemption right enables its public shareholders to determine whether or not to sustain their investments for an additional period if JWSM does not complete a Business Combination on or before the Termination Date.
Reasons for the Extension Amendment Proposal
JWSM’s Memorandum and Articles of Association provides that JWSM has until February 4, 2023 to complete a Business Combination. JWSM and its officers and directors agreed that they would not seek to amend JWSM’s Memorandum and Articles of Association to allow for a longer period of time to complete a Business Combination unless JWSM provided holders of its Public Shares with the right to seek redemption of their Public Shares in connection therewith. The Board believes that it is in the best interests of JWSM shareholders that the Charter Extension be obtained so that JWSM will have an additional amount of time to consummate a Business Combination. Without the Charter Extension, JWSM believes that JWSM may not be able to complete a Business Combination on or before February 4, 2023. If that were to occur, JWSM would be forced to liquidate.
The Extension Amendment Proposal is essential to allowing JWSM additional time to consummate a Business Combination. Approval of the Extension Amendment Proposal is a condition to the implementation of the Charter Extension. JWSM will not proceed with the Charter Extension unless (i) the Redemption Limitation Amendment Proposal is approved or (ii) JWSM will have at least $5,000,001 of net tangible assets following approval of the Extension Amendment Proposal, after taking into account the Redemptions.
If the Extension Amendment Proposal is Not Approved
If the Extension Amendment Proposal is not approved, and a Business Combination is not completed on or before the Termination Date, then, as contemplated by and in accordance with the Memorandum and Articles of Association, JWSM will (i) cease all operations except for the purpose of winding up; (ii) as promptly as reasonably possible but not more than ten business days thereafter, redeem the Public Shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the funds held in the Trust Account and not previously released to JWSM to pay its taxes, if any (less up to $100,000 of interest to pay dissolution expenses) divided by the number of the then-outstanding Public Shares, which redemption will completely extinguish public shareholders’ rights as shareholders (including the right to receive further liquidation distributions, if any); and (iii) as promptly as reasonably possible following such redemption, subject to the approval of JWSM’s remaining shareholders and the Board, liquidate and dissolve, subject in the case of clauses (ii) and (iii) to JWSM’s obligations under Cayman Islands law to provide for claims of creditors and the requirements of other applicable law. There will be no distribution from the Trust Account with respect to JWSM’s warrants, which will expire worthless in the event JWSM dissolves and liquidates the Trust Account.
The Sponsor, the officers and directors and the initial shareholders of JWSM have waived their rights to participate in any liquidation distribution with respect to the 25,875,000 Class B Ordinary Shares held by them.
If the Extension Amendment Proposal is Approved
If the Extension Amendment Proposal is approved, JWSM shall procure that all filings required to be made with the Registrar of Companies of the Cayman Islands in connection with the Extension Amendment Proposal to extend the time it has to complete a Business Combination until the Charter Extension Date are made. JWSM will then continue to attempt to consummate a Business Combination until the Charter Extension Date. JWSM will remain a reporting company under the Exchange Act and its Class A Ordinary Shares and Public Warrants will remain publicly traded during this time.
In addition, JWSM will not proceed with the Charter Extension unless (i) the Redemption Limitation Amendment Proposal is approved or (ii) if JWSM will have at least $5,000,001 of net tangible assets following approval of the Extension Amendment Proposal, after taking into account the Redemptions.
Interests of the Sponsor, JWSM’s Directors, Officers and Initial Shareholders
When you consider the recommendation of the Board, JWSM shareholders should be aware that aside from their interests as shareholders, the Sponsor, certain members of the Board, officers and the initial shareholders of JWSM have interests that are different from, or in addition to, those of other shareholders generally. The Board was aware of and considered these interests, among other matters, in recommending to JWSM shareholders that they approve the Extension Amendment Proposal. JWSM shareholders should take these interests into account in deciding whether to approve the Extension Amendment Proposal:
•
the fact that the Sponsor paid $22,700,000 for 11,350,000 Private Placement Warrants, each of which is exercisable commencing on the later of 12 months from the closing of our Initial Public Offering and 30 days following the closing of a Business Combination for one Class A Ordinary Share at $11.50 per share; if the Extension Amendment Proposal is not approved and we do not consummate a Business Combination by February 4, 2023, then the proceeds from the sale of the JWSM Private Placement Warrants will be part of the liquidating distribution to the public shareholders and the warrants held by our Sponsor will be worthless;

•
the fact that the JWSM Initial Shareholders, including the Sponsor (and certain of JWSM’s officers and directors who are members of the Sponsor), have invested in JWSM an aggregate of $22,725,000, comprised of the $25,000 purchase price for 8,625,000 Class B Ordinary Shares (which, following the share dividends on October 28, 2020, January 13, 2021 and February 1, 2021, led to the Sponsor holding 25,875,000 Class B Ordinary Shares in the aggregate) and the $22,700,000 purchase price for 11,350,000 Private Placement Warrants. Subsequent to the initial purchase of the Class B Ordinary Shares by the Sponsor, the Sponsor transferred 25,000 Class B Ordinary Shares to each of Elizabeth C. Fascitelli, David A. Helfand and John J. Legere prior to the closing of our Initial Public Offering at a nominal purchase price. Assuming a trading price of $10.14 per Class A Ordinary Share and $0.0685 per Public Warrant (based upon the respective closing prices of the Class A Ordinary Shares and the Public Warrants on the NYSE on January 9, 2023, the most recent practicable date prior to the date of this proxy statement), the 25,875,000 Class B Ordinary Shares and 11,350,000 Private Placement Warrants would have an implied aggregate market value of $263,149,975. Even if the trading price of the shares of Class A Ordinary Shares were as low as $0.88 per share, the aggregate market value of the Class B Ordinary Shares alone (without taking into account the value of the Private Placement Warrants) would be approximately equal to the initial investment in JWSM by the JWSM Initial Shareholders. As a result, if a Business Combination is completed, the JWSM Initial Shareholders are likely to be able to make a substantial profit on their investment in JWSM at a time when the Class A Ordinary Shares have lost significant value. On the other hand, if the Extension Amendment Proposal is not approved and JWSM liquidates without completing a Business Combination before February 4, 2023, the JWSM Initial Shareholders will lose their entire investment in JWSM;
•
the fact that the Sponsor, JWSM’s directors, officers and initial shareholders have agreed not to redeem any Ordinary Shares held by them in connection with a shareholder vote to approve a Business Combination or the Extension Amendment Proposal;

•
the fact that the JWSM Initial Shareholders and JWSM’s other current officers and directors have agreed to waive their rights to liquidating distributions from the Trust Account with respect to any Ordinary Shares (other than Public Shares) held by them if the Extension Amendment Proposal is not approved and JWSM fails to complete a Business Combination by February 4, 2023;

•
the indemnification of JWSM’s existing directors and officers and the liability insurance maintained by JWSM;

•
the fact that the Sponsor and JWSM’s officers and directors will lose their entire investment in JWSM and will not be reimbursed for any loans extended, fees due or out-of-pocket expenses if the Extension Amendment Proposal is not approved and a Business Combination is not consummated by February 4, 2023. As of the date of this proxy statement there are no loans extended, fees due or outstanding out-of-pocket expenses for which the Sponsor and JWSM’s officers and directors are awaiting reimbursement; and

•
the fact that if the Trust Account is liquidated, including in the event JWSM is unable to complete an initial business combination within the required time period, Sponsor has agreed to indemnify JWSM to ensure that the proceeds in the Trust Account are not reduced below $10.00 per JWSM public share, or such lesser per public share amount as is in the Trust Account on the Termination Date, by the claims of prospective target businesses with which JWSM has entered into an acquisition agreement or claims of any third party for services rendered or products sold to JWSM, but only if such a vendor or target business has not executed a waiver of any and all rights to seek access to the Trust Account.

Redemption Rights
Pursuant to the Memorandum and Articles of Association, holders of Class A Ordinary Shares may seek to redeem their shares for cash, regardless of whether they vote for or against, or whether they abstain from voting on, the Extension Amendment Proposal. In connection with the Extension Amendment Proposal, any shareholder holding Class A Ordinary Shares may demand that JWSM redeem such shares for a full pro rata portion of the Trust Account (which, for illustrative purposes, was $10.155 per share as of January 9, 2023, the most recent practicable date prior to the date of this proxy statement), calculated as of two business days prior to the Shareholder Meeting. If a holder properly seeks redemption as described in this section, JWSM will redeem these shares for a pro rata portion of funds deposited in the Trust Account and the holder will no longer own these shares following the Shareholder Meeting. However, JWSM will not proceed with the Charter Extension unless (i) the Redemption Limitation Amendment Proposal is approved or (ii) JWSM will have at least $5,000,001 of net tangible assets following approval of the Extension Amendment Proposal, after taking into account Redemptions.
As a holder of Class A Ordinary Shares, you will be entitled to receive cash for any Class A Ordinary Shares to be redeemed only if you:
(i)
hold Class A Ordinary Shares;

(ii)
submit a written request to Continental, JWSM’s transfer agent, in which you (i) request that JWSM redeem all or a portion of your Class A Ordinary Shares for cash, and (ii) identify yourself as the beneficial holder of the Class A Ordinary Shares and provide your legal name, phone number and address; and
(iii)
deliver your Class A Ordinary Shares to Continental, JWSM’s transfer agent, physically or electronically through DTC.

Holders must complete the procedures for electing to redeem their Class A Ordinary Shares in the manner described above prior to 5:00 p.m., Eastern Time, on January 30, 2023 (two business days before the initially scheduled date of the Shareholder Meeting) in order for their shares to be redeemed.
The redemption rights include the requirement that a holder must identify itself in writing as a beneficial holder and provide its legal name, phone number and address to Continental in order to validly redeem its shares.
If you hold the shares in “street name,” you will have to coordinate with your broker to have your shares certificated or delivered electronically. Shares of JWSM that have not been tendered (either physically or electronically) in accordance with these procedures will not be redeemed for cash. There is a nominal cost associated with this tendering process and the act of certificating the shares or delivering them through DTC’s DWAC system. The Transfer Agent will typically charge the tendering broker $80 and it would be up to the broker whether or not to pass this cost on to the redeeming shareholder.
Any request for redemption, once made by a holder of Class A Ordinary Shares, may not be withdrawn following the Redemption Deadline, unless the Board determines (in its sole discretion) to permit such withdrawal of a redemption request (which it may do in whole or in part).
Any corrected or changed written exercise of redemption rights must be received by Continental, JWSM’s transfer agent, at least two business days prior to the initially scheduled date of the Shareholder Meeting. No request for redemption will be honored unless the holder’s Class A Ordinary Shares have been delivered (either physically or electronically) to Continental, JWSM’s transfer agent, prior to 5:00 p.m., Eastern Time, on January 30, 2023 (two business days before the initially scheduled date of the Shareholder Meeting).
Notwithstanding the foregoing, a public shareholder, together with any affiliate of such public shareholder or any other person with whom such public shareholder is acting in concert or as a “group” (as defined in Section 13(d)(3) of the Exchange Act), will be restricted from redeeming its Class A Ordinary Shares with respect to more than an aggregate of 15% of the Class A Ordinary Shares sold in the Initial Public Offering, without our prior consent. Accordingly, if a public shareholder, alone or acting in concert or as a group, seeks to redeem more than 15% of the outstanding Class A Ordinary Shares, then any such shares in excess of that 15% limit would not be redeemed for cash, without our prior consent.
The closing price of Class A Ordinary Shares on January 9, 2023, the most recent practicable date prior to the date of this proxy statement, was $10.14 per share. The cash held in the Trust Account on such date was approximately $1,051,074,723 (including interest not previously released to JWSM to pay its taxes) ($10.155 per Class A Ordinary Share). The Redemption price per share will be calculated based on the aggregate amount on deposit in the Trust Account, including interest earned on the funds held in the Trust Account and not previously released to JWSM to pay its taxes two business days prior to the Shareholder Meeting. Prior to exercising redemption rights, shareholders should verify the market price of Class A Ordinary Shares as they may receive higher proceeds from the sale of their ordinary shares in the public market than from exercising their redemption rights if the market price per share is higher than the redemption price. JWSM cannot assure its shareholders that they will be able to sell their Class A Ordinary Shares in the open market, even if the market price per share is higher than the redemption price stated above, as there may not be sufficient liquidity in its securities when its shareholders wish to sell their shares.
If a holder of Class A Ordinary Shares exercises his, her or its redemption rights, then he, she or it will be exchanging its Class A Ordinary Shares for cash and will no longer own those shares. You will be entitled to receive cash for these shares only if you properly demand redemption by delivering your share certificate (either physically or electronically) to JWSM’s transfer agent two business days prior to the initially scheduled date of the Shareholder Meeting.

Vote Required for Approval
The approval of the Extension Amendment Proposal requires a special resolution under Cayman Islands law, being the affirmative vote of at least a two-thirds (2/3) majority of the votes cast by the holders of the issued Ordinary Shares, voting as a single class, who are present in person or represented by proxy and entitled to vote thereon at the Shareholder Meeting. Abstentions will be considered present for the purposes of establishing a quorum but, as a matter of Cayman Islands law, will not constitute votes cast at the Shareholder Meeting and therefore will have no effect on the approval of the Extension Amendment Proposal.
As of the date of this proxy statement, the JWSM Initial Shareholders have agreed to vote any Ordinary Shares owned by them in favor of the Extension Amendment Proposal. As of the date hereof, the JWSM Initial Shareholders own 20% of the issued and outstanding Ordinary Shares and have not purchased any Public Shares, but may do so at any time. As a result, in addition to the JWSM Initial Shareholders, approval of the Extension Amendment Proposal will require the affirmative vote of at least 60,375,000 Ordinary Shares held by public shareholders (or approximately 58.3% of the Class A Ordinary Shares) if all Ordinary Shares are represented at the Shareholder Meeting and cast votes, and the affirmative vote of at least 17,250,001 Ordinary Shares held by public shareholders (or approximately 16.7% of the Class A Ordinary Shares) if only such shares as are required to establish a quorum are represented at the Shareholder Meeting and cast votes.
Resolution
The full text of the resolution to be voted upon is as follows:
“RESOLVED, as a special resolution that:
a)
the first sentence of Article 49.7 of JWSM’s Amended and Restated Memorandum and Articles of Association be deleted in its entirety and replaced with the following new first sentence of Article 49.7:

“In the event that the Company does not consummate a Business Combination by February 4, 2024, or such later time as the Members may approve in accordance with the Articles, the Company shall:”
b)
Article 49.8(a) of JWSM’s Amended and Restated Memorandum and Articles of Association be deleted in its entirety and replaced with the following new Article 49.8(a):

“to modify the substance or timing of the Company’s obligation to: (i) allow redemptions of the Public Shares in connection with a Business Combination or: (ii) redeem 100 per cent of the Public Shares if the Company has not completed a Business Combination by February 4, 2024, or such later time as the Members may approve in accordance with the Articles; and/or”
c)
Article 49.10(b) of JWSM’s Amended and Restated Memorandum and Articles of Association be deleted in its entirety and replaced with the following new Article 49.10(b):

“vote as a class with the Public Shares: (i) on the Company’s initial Business Combination or on any other proposal presented to shareholders prior to or in connection with the completion of an initial Business Combination; or (ii) to approve an amendment to the Memorandum or the Articles to (x) extend the time we have to consummate a business combination beyond February 4, 2024 or (y) amend this Article 49.10.””
Recommendation of the Board
THE BOARD UNANIMOUSLY RECOMMENDS THAT JWSM SHAREHOLDERS VOTE “FOR”
THE EXTENSION AMENDMENT PROPOSAL.

PROPOSAL NO. 2 — THE REDEMPTION LIMITATION AMENDMENT PROPOSAL
Overview
JWSM is proposing to amend its Memorandum and Articles of Association to eliminate the requirement that JWSM have at least $5,000,001 in tangible net assets (as determined in accordance with Rule 3a51-1(g)(1) under the Exchange Act) following redemptions in connection with this Shareholder Meeting or a Business Combination.
Without the Redemption Limitation Amendment, JWSM may not be able to implement the Charter Extension if following redemptions in connection with the Charter Extension JWSM would not have at least $5,000,001 in tangible net assets (as determined in accordance with Rule 3a51-1(g)(1) under the Exchange Act). If that were to occur, JWSM would be forced to liquidate on the Termination Date.
The purpose of the Redemption Limitation requirements was to ensure that JWSM would not be subject to the “penny stock” rules of the SEC as long as it met the Redemption Limitation requirement, and therefore not be deemed a “blank check company” as defined under Rule 419 of the Securities Act because it complied with Rule 3a51-1(g)(1) (the “NTA Rule”). JWSM is proposing to amend its Memorandum and Articles of Association to remove the Redemption Limitation requirements. The NTA Rule is one of several exclusions from the “penny stock” rules of the SEC and JWSM believes that it can rely on another exclusion, which relates to it being listed on NYSE (Rule 3a51-1(a)(2)) (the “Exchange Rule”). Therefore, the Company intends to rely on the exclusion from the penny stock rules set forth in Rule 3a51-1(a)(2) as a result of its securities being listed on NYSE.
As disclosed in our initial public offering prospectus, JWSM is a blank check company formed for the purpose of effecting a merger, share exchange, asset acquisition, share purchase, reorganization or similar business combination with one or more businesses. Under Rule 419 of the Securities Act the term “blank check company” means a company that (i) is a development stage company that has no specific business plan or purpose or has indicated that its business plan is to engage in a merger or acquisition with an unidentified company or companies, or other entity or person; and (ii) is issuing “penny stock,” as defined in Rule 3a51-1 under the Exchange Act. Rule 3a51-1 sets forth that the term “penny stock” shall mean any equity security, unless it fits within certain enumerated exclusions including the NTA Rule and the Exchange Rule. Historically SPACs have relied upon the NTA Rule to avoid being deemed a penny stock issuer. The inclusion of the Redemption Limitation requirements in the Memorandum and Articles of Association was to ensure that through the consummation of an initial Business Combination, JWSM would not be considered a penny stock issuer and therefore a blank check company if no other exemption from the rule was available.
The Exchange Rule excludes from the definition of “penny stock” a security that is registered, or approved for registration upon notice of issuance, on a national securities exchange, or is listed, or approved for listing upon notice of issuance on, an automated quotation system sponsored by a registered national securities association, that has established initial listing standards that meet or exceed the criteria in the rule. The Company’s securities are listed on NYSE and have been since the consummation of its IPO. The Company believes that NYSE has initial listing standards that meet the criteria identified in the Exchange Rule and that it can therefore rely on this rule to avoid being treated as a penny stock. Therefore, the inclusion of the Redemption Limitation in the Memorandum and Articles of Association is unnecessary.
Reasons for the Redemption Limitation Amendment Proposal
Shareholders are being asked to adopt the proposed Redemption Limitation Amendment Proposal which, in the judgment of the Board, may facilitate the consummation of an initial Business Combination. The Memorandum and Articles of Association limit JWSM’s ability to consummate an initial Business Combination, or to redeem shares of Common Stock in connection with an initial Business Combination, if it would cause JWSM to have less than $5,000,001 in net tangible assets. The purpose of such limitation was initially to ensure that the Common Stock was not deemed to be a “penny stock” pursuant to Rule 3a51-1 under the Exchange Act in the event that such Common Stock failed to be listed on an approved national securities exchange. If the Redemption Limitation Amendment Proposal is not approved and there are significant requests for redemption in connection with the Charter Extension such that following such redemptions, JWSM’s net tangible assets would be less than $5,000,001, the Redemption Limitation in the

Memorandum and Articles of Association would prevent JWSM from being able to implement the Charter Extension. If that were to occur, JWSM would be forced to liquidate on the Termination Date.
Additionally, if the Redemption Limitation Amendment Proposal is not approved and there are significant requests for redemption in connection with consummation of an initial Business Combination, the Redemption Limitation in the Memorandum and Articles of Association would prevent JWSM from being able to consummate an initial Business Combination even if all other conditions to closing are met.
If the Redemption Limitation Proposal is Not Approved
If the Redemption Limitation Amendment Proposal is not approved, we will not redeem Public Shares to the extent that accepting all properly submitted redemption requests would exceed the Redemption Limitation. In the event that the Redemption Limitation Amendment Proposal is not approved and we receive notice of redemptions of Public Shares approaching or in excess of the Redemption Limitation, we and/or the Sponsor may take action to increase our net tangible assets to avoid exceeding the Redemption Limitation, which may include, at our and our Sponsor’s option and in our and its sole discretion, any, several or all of the following actions: (a) attempting to secure waivers of certain of our significant liabilities, including the deferred underwriting fees, and (b) entering into non-redemption agreements with certain of our significant shareholders. If the Redemption Limitation Amendment Proposal is not approved and the Redemption Limitation is exceeded, either because we do not take action to increase our net tangible assets or because our attempt to do so is not successful, then we will not proceed with the Charter Extension and we will not redeem any Public Shares. In such case, Public Shares which a public shareholder elects to redeem but which are not redeemed shall be returned to such public shareholder or such public shareholder’s account and such public shareholder will retain the right to have their Public Shares redeemed for cash if JWSM has not completed an initial Business Combination by the Termination Date.
If the Redemption Limitation Proposal is Approved
If the Redemption Limitation Amendment Proposal is approved (and the Extension Amendment Proposal is also approved), JWSM shall procure that all filings required to be made with the Registrar of Companies of the Cayman Islands in connection with the Extension Amendment Proposal and the Redemption Limitation Amendment Proposal are made and, assuming the Extension Amendment Proposal is approved, redeem Public Shares as necessary, irrespective of whether such redemptions exceed the Redemption Limitation.
Interests of the Sponsor, JWSM’s Directors, Officers and Initial Shareholders
When you consider the recommendation of the Board, JWSM shareholders should be aware that aside from their interests as shareholders, the Sponsor, certain members of the Board, officers and the initial shareholders of JWSM have interests that are different from, or in addition to, those of other shareholders generally. The Board was aware of and considered these interests, among other matters, in recommending to JWSM shareholders that they approve the Redemption Limitation Amendment Proposal. JWSM shareholders should take these interests into account in deciding whether to approve the Redemption Limitation Amendment Proposal:
•
the fact that the Sponsor paid $22,700,000 for 11,350,000 Private Placement Warrants, each of which is exercisable commencing on the later of 12 months from the closing of our Initial Public Offering and 30 days following the closing of a Business Combination for one Class A Ordinary Share at $11.50 per share; if the Extension Amendment Proposal is not approved and we do not consummate a Business Combination by February 4, 2023, then the proceeds from the sale of the JWSM Private Placement Warrants will be part of the liquidating distribution to the public shareholders and the warrants held by our Sponsor will be worthless;

•
the fact that the JWSM Initial Shareholders, including the Sponsor (and certain of JWSM’s officers and directors who are members of the Sponsor), have invested in JWSM an aggregate of $22,725,000, comprised of the $25,000 purchase price for 8,625,000 Class B Ordinary Shares on October 23, 2020 (which, following the share dividends on October 28, 2020, January 13, 2021 and February 1, 2021, led to the Sponsor holding 25,875,000 Class B Ordinary Shares in the aggregate) and the $22,700,000 purchase price for 11,350,000 Private Placement Warrants. Subsequent to the initial purchase of the Class B Ordinary Shares by the Sponsor, the Sponsor transferred 25,000 Class B Ordinary Shares to each of Elizabeth C. Fascitelli, David A. Helfand and John J. Legere prior to the closing of our Initial Public Offering at a nominal purchase price. Assuming a trading price of $10.14 per Class A Ordinary Share and $0.0685 per Public Warrant (based upon the respective closing prices of the Class A Ordinary Shares and the Public Warrants on the NYSE on January 9, 2023, the most recent practicable date prior to the date of this proxy statement), the 25,875,000 Class B Ordinary Shares and 11,350,000 Private Placement Warrants would have an implied aggregate market value of $263,149,975. Even if the trading price of the shares of Class A Ordinary Shares were as low as $0.88 per share, the aggregate market value of the Class B Ordinary Shares alone (without taking into account the value of the Private Placement Warrants) would be approximately equal to the initial investment in JWSM by the JWSM Initial Shareholders. As a result, if a Business Combination is completed, the JWSM Initial Shareholders are likely to be able to make a substantial profit on their investment in JWSM at a time when the Class A Ordinary Shares have lost significant value. On the other hand, if the Extension Amendment Proposal is not approved and JWSM liquidates without completing a Business Combination before February 4, 2023, the JWSM Initial Shareholders will lose their entire investment in JWSM;
•
the fact that the Sponsor, JWSM’s directors, officers and initial shareholders have agreed not to redeem any Ordinary Shares held by them in connection with a shareholder vote to approve a Business Combination or the Redemption Limitation Amendment Proposal;

•
the fact that the JWSM Initial Shareholders and JWSM’s other current officers and directors have agreed to waive their rights to liquidating distributions from the Trust Account with respect to any Ordinary Shares (other than Public Shares) held by them if the Extension Amendment Proposal is not approved and JWSM fails to complete a Business Combination by February 4, 2023;

•
the indemnification of JWSM’s existing directors and officers and the liability insurance maintained by JWSM;

•
the fact that the Sponsor and JWSM’s officers and directors will lose their entire investment in JWSM and will not be reimbursed for any loans extended, fees due or out-of-pocket expenses if the Extension Amendment Proposal is not approved and a Business Combination is not consummated by February 4, 2023. As of the date of this proxy statement there are no loans extended, fees due or outstanding out-of-pocket expenses for which the Sponsor and JWSM’s officers and directors are awaiting reimbursement; and

•
the fact that if the Trust Account is liquidated, including in the event JWSM is unable to complete an initial business combination within the required time period, Sponsor has agreed to indemnify JWSM to ensure that the proceeds in the Trust Account are not reduced below $10.00 per JWSM public share, or such lesser per public share amount as is in the Trust Account on the Termination Date, by the claims of prospective target businesses with which JWSM has entered into an acquisition agreement or claims of any third party for services rendered or products sold to JWSM, but only if such a vendor or target business has not executed a waiver of any and all rights to seek access to the Trust Account.

Redemption Rights
Pursuant to the Memorandum and Articles of Association, holders of Class A Ordinary Shares may seek to redeem their shares for cash, regardless of whether they vote for or against, or whether they abstain from voting on, the Redemption Limitation Amendment Proposal. In connection with the Redemption Limitation Amendment Proposal, any shareholder holding Class A Ordinary Shares may demand that JWSM redeem such shares for a full pro rata portion of the Trust Account (which, for illustrative purposes, was $10.155 per share as of January 9, 2023, the most recent practicable date prior to the date of this proxy statement), calculated as of two business days prior to the Shareholder Meeting. If a holder properly seeks redemption as described in this section, JWSM will redeem these shares for a pro rata portion of funds deposited in the Trust Account and the holder will no longer own these shares following the Shareholder Meeting.
As a holder of Class A Ordinary Shares, you will be entitled to receive cash for any Class A Ordinary Shares to be redeemed only if you:

(i)
hold Class A Ordinary Shares;

(ii)
submit a written request to Continental, JWSM’s transfer agent, in which you (i) request that JWSM redeem all or a portion of your Class A Ordinary Shares for cash, and (ii) identify yourself as the beneficial holder of the Class A Ordinary Shares and provide your legal name, phone number and address; and

(iii)
deliver your Class A Ordinary Shares to Continental, JWSM’s transfer agent, physically or electronically through DTC.

Holders must complete the procedures for electing to redeem their Class A Ordinary Shares in the manner described above prior to 5:00 p.m., Eastern Time, on January 30, 2023 (two business days before the initially scheduled date of the Shareholder Meeting) in order for their shares to be redeemed.
The redemption rights include the requirement that a holder must identify itself in writing as a beneficial holder and provide its legal name, phone number and address to Continental in order to validly redeem its shares.
If you hold the shares in “street name,” you will have to coordinate with your broker to have your shares certificated or delivered electronically. Shares of JWSM that have not been tendered (either physically or electronically) in accordance with these procedures will not be redeemed for cash. There is a nominal cost associated with this tendering process and the act of certificating the shares or delivering them through DTC’s DWAC system. The Transfer Agent will typically charge the tendering broker $80 and it would be up to the broker whether or not to pass this cost on to the redeeming shareholder.
Any request for redemption, once made by a holder of Class A Ordinary Shares, may not be withdrawn following the Redemption Deadline, unless the Board determines (in its sole discretion) to permit such withdrawal of a redemption request (which it may do in whole or in part).
Any corrected or changed written exercise of redemption rights must be received by Continental, JWSM’s transfer agent, at least two business days prior to the initially scheduled date of the Shareholder Meeting. No request for redemption will be honored unless the holder’s Class A Ordinary Shares have been delivered (either physically or electronically) to Continental, JWSM’s transfer agent, prior to 5:00 p.m., Eastern Time, on January 30, 2023 (two business days before the initially scheduled date of the Shareholder Meeting).
Notwithstanding the foregoing, a public shareholder, together with any affiliate of such public shareholder or any other person with whom such public shareholder is acting in concert or as a “group” (as defined in Section 13(d)(3) of the Exchange Act), will be restricted from redeeming its Class A Ordinary Shares with respect to more than an aggregate of 15% of the Class A Ordinary Shares sold in the Initial Public Offering, without our prior consent. Accordingly, if a public shareholder, alone or acting in concert or as a group, seeks to redeem more than 15% of the outstanding Class A Ordinary Shares, then any such shares in excess of that 15% limit would not be redeemed for cash, without our prior consent.
The closing price of Class A Ordinary Shares on January 9, 2023, the most recent practicable date prior to the date of this proxy statement, was $10.14 per share. The cash held in the Trust Account on such date was approximately $1,051,074,723 (including interest not previously released to JWSM to pay its taxes) ($10.155 per Class A Ordinary Share). The Redemption price per share will be calculated based on the aggregate amount on deposit in the Trust Account, including interest earned on the funds held in the Trust Account and not previously released to JWSM to pay its taxes two business days prior to the Shareholder Meeting. Prior to exercising redemption rights, shareholders should verify the market price of Class A Ordinary Shares as they may receive higher proceeds from the sale of their ordinary shares in the public market than from exercising their redemption rights if the market price per share is higher than the redemption price. JWSM cannot assure its shareholders that they will be able to sell their Class A Ordinary Shares in the open market, even if the market price per share is higher than the redemption price stated above, as there may not be sufficient liquidity in its securities when its shareholders wish to sell their shares.
If a holder of Class A Ordinary Shares exercises his, her or its redemption rights, then he, she or it will be exchanging its Class A Ordinary Shares for cash and will no longer own those shares. You will be entitled to receive cash for these shares only if you properly demand redemption by delivering your share certificate

(either physically or electronically) to JWSM’s transfer agent two business days prior to the initially scheduled date of the Shareholder Meeting.
Vote Required for Approval
The approval of the Redemption Limitation Amendment Proposal requires a special resolution under Cayman Islands law, being the affirmative vote of at least a two-thirds (2/3) majority of the votes cast by the holders of the issued Ordinary Shares, voting as a single class, who are present in person or represented by proxy and entitled to vote thereon at the Shareholder Meeting. Abstentions will be considered present for the purposes of establishing a quorum but, as a matter of Cayman Islands law, will not constitute votes cast at the Shareholder Meeting and therefore will have no effect on the approval of the Redemption Limitation Amendment Proposal.
As of the date of this proxy statement, the JWSM Initial Shareholders have agreed to vote any Ordinary Shares owned by them in favor of the Redemption Limitation Amendment Proposal. As of the date hereof, the JWSM Initial Shareholders own 20% of the issued and outstanding Ordinary Shares and have not purchased any Public Shares, but may do so at any time. As a result, in addition to the JWSM Initial Shareholders, approval of the Redemption Limitation Amendment Proposal will require the affirmative vote of at least 60,375,000 Ordinary Shares held by public shareholders (or approximately 58.3% of the Class A Ordinary Shares) if all Ordinary Shares are represented at the Shareholder Meeting and cast votes, and the affirmative vote of at least 17,250,001 Ordinary Shares held by public shareholders (or approximately 16.7% of the Class A Ordinary Shares) if only such shares as are required to establish a quorum are represented at the Shareholder Meeting and cast votes.
Resolution
The full text of the resolution to be voted upon is as follows:
“RESOLVED, as a special resolution that:
a)
Article 49.2(b) of JWSM’s Amended and Restated Memorandum and Articles of Association be deleted in its entirety and replaced with the following new Article 49.2(b):

“provide Members with the opportunity to have their Shares repurchased by means of a tender offer for a per-Share repurchase price payable in cash, equal to the aggregate amount then on deposit in the Trust Account, calculated as of two business days prior to the consummation of such Business Combination, including interest earned on the Trust Account (net of taxes paid or payable, if any), divided by the number of then issued Public Shares. Such obligation to repurchase Shares is subject to the completion of the proposed Business Combination to which it relates.”
b)
Article 49.4 of JWSM’s Amended and Restated Memorandum and Articles of Association be deleted in its entirety and replaced with the following new Article 49.4:

“At a general meeting called for the purposes of approving a Business Combination pursuant to this Article, in the event that such Business Combination is approved by Ordinary Resolution, the Company shall be authorised to consummate such Business Combination.”
c)
The following final sentence of Article 49.5 of JWSM’s Amended and Restated Memorandum and Articles of Association be deleted in its entirety:

“The Company shall not redeem Public Shares that would cause the Company’s net tangible assets to be less than US$5,000,001 following such redemptions (the “Redemption Limitation”).”
d)
The following final sentence of Article 49.8 of JWSM’s Amended and Restated Memorandum and Articles of Association be deleted in its entirety:

“The Company’s ability to provide such redemption in this Article is subject to the Redemption Limitation.”

Recommendation of the Board
THE BOARD UNANIMOUSLY RECOMMENDS THAT JWSM SHAREHOLDERS VOTE “FOR”
THE REDEMPTION LIMITATION AMENDMENT PROPOSAL.

PROPOSAL NO. 3 — THE ADJOURNMENT PROPOSAL
Overview
The Adjournment Proposal asks shareholders to approve the adjournment of the Shareholder Meeting to a later date or dates if necessary, (i) to permit further solicitation and vote of proxies if, based upon the tabulated vote at the time of the Shareholder Meeting, there are insufficient Ordinary Shares represented (either in person or by proxy) to constitute a quorum necessary to conduct business at the Shareholder Meeting or to approve the Extension Amendment Proposal and the Redemption Limitation Amendment Proposal or (ii) if the holders of Public Shares have elected to redeem an amount of shares in connection with the Extension Amendment Proposal or the Redemption Limitation Amendment Proposal such that JWSM would not adhere to the continued listing requirements of the New York Stock Exchange.
Consequences if the Adjournment Proposal is Not Approved
If the Adjournment Proposal is not approved by JWSM’s shareholders, the Board may not be able to adjourn the Shareholder Meeting to a later date in the event, based on the tabulated votes, there are insufficient Ordinary Shares represented (either in person or by proxy) to constitute a quorum necessary to conduct business at the Shareholder Meeting or at the time of the Shareholder Meeting to approve the Extension Amendment Proposal or the Redemption Limitation Amendment Proposal or to allow public shareholders time to reverse their redemption requests in connection with the Extension Amendment Proposal or the Redemption Limitation Amendment Proposal. In such events, the Charter Extension and the Redemption Limitation Amendment would not be implemented.
Vote Required for Approval
The approval of the Adjournment Proposal requires an ordinary resolution under Cayman Islands law, being the affirmative vote of at least a majority of the votes cast by the holders of the issued Ordinary Shares, voting as a single class, who are present in person or represented by proxy and entitled to vote thereon at the Shareholder Meeting. Abstentions will be considered present for the purposes of establishing a quorum but, as a matter of Cayman Islands law, will not constitute votes cast at the Shareholder Meeting and therefore will have no effect on the approval of the Adjournment Proposal.
As of the date of this proxy statement, the JWSM Initial Shareholders have agreed to vote any Ordinary Shares owned by them in favor of the Adjournment Proposal. As of the date hereof, the JWSM Initial Shareholders own 20% of the issued and outstanding Ordinary Shares and have not purchased any Public Shares, but may do so at any time. As a result, in addition to the JWSM Initial Shareholders, approval of the Adjournment Proposal will require the affirmative vote of at least 38,812,501 Ordinary Shares held by public shareholders (or approximately 37.5% of the Class A Ordinary Shares) if all Ordinary Shares are represented at the Shareholder Meeting and cast votes, and the affirmative vote of at least 6,468,751 Ordinary Shares held by public shareholders (or approximately 6.3% of the Class A Ordinary Shares) if only such shares as are required to establish a quorum are represented at the Shareholder Meeting and cast votes.
Resolution
The full text of the resolution to be voted upon is as follows:
“RESOLVED, as an ordinary resolution, that the adjournment of the Shareholder Meeting to a later date or dates if necessary, (i) to permit further solicitation and vote of proxies if, based upon the tabulated vote at the time of the Shareholder Meeting, there are insufficient Class A ordinary shares, par value $0.0001 per share (the “Public Shares”), and Class B ordinary shares, par value $0.0001 per share, in the capital of JWSM represented (either in person or by proxy) to constitute a quorum necessary to conduct business at the Shareholder Meeting or to approve the Extension Amendment Proposal or the Redemption Limitation Amendment Proposal or (ii) if the holders of Public Shares have elected to redeem an amount of shares in connection with the Extension Amendment Proposal or the Redemption Limitation Amendment Proposal such that JWSM would not adhere to the continued listing requirements of the New York Stock Exchange.”

Recommendation of the Board
THE BOARD UNANIMOUSLY RECOMMENDS THAT JWSM SHAREHOLDERS VOTE “FOR” THE APPROVAL OF THE ADJOURNMENT PROPOSAL.

CERTAIN MATERIAL U.S. FEDERAL INCOME TAX CONSIDERATIONS FOR SHAREHOLDERS EXERCISING REDEMPTION RIGHTS
The following discussion is a summary of certain material U.S. federal income tax considerations for Redeeming U.S. Holders and Redeeming Non-U.S. Holders (each as defined below) of Public Shares that elect to have their Public Shares redeemed for cash if the Extension Amendment Proposal or the Redemption Limitation Amendment Proposal is approved. This section applies only to investors that hold Public Shares as capital assets for U.S. federal income tax purposes (generally, property held for investment). This discussion does not address all aspects of U.S. federal income taxation that may be relevant to a particular shareholder in light of its particular circumstances or status, including:
•
financial institutions or financial services entities;

•
broker-dealers;

•
S corporations;

•
taxpayers that are subject to the mark-to-market accounting rules;

•
tax-exempt entities;

•
governments or agencies or instrumentalities thereof;

•
tax-qualified retirement plans;

•
insurance companies;

•
regulated investment companies or real estate investment trusts;

•
expatriates or former long-term residents or citizens of the United States;

•
persons that directly, indirectly, or constructively own five percent or more of our voting shares or five percent or more of the total value of all classes of our shares;

•
persons that acquired our securities pursuant to an exercise of employee share options, in connection with employee share incentive plans or otherwise as compensation;

•
persons that hold our securities as part of a straddle, constructive sale, hedging, conversion, synthetic security or other integrated or similar transaction;

•
persons subject to the alternative minimum tax;

•
persons whose functional currency is not the U.S. dollar;

•
controlled foreign corporations;

•
corporations that accumulate earnings to avoid U.S. federal income tax;

•
“qualified foreign pension funds” (within the meaning of Section 897(l)(2) of the Code) and entities whose interests are held by qualified foreign pension funds;

•
accrual method taxpayers that file applicable financial statements as described in Section 451(b) of the Code;

•
foreign corporations with respect to which there are one or more United States shareholders within the meaning of Treasury Regulation Section 1.367(b)-3(b)(1)(ii);

•
passive foreign investment companies or their shareholders; or

•
Redeeming Non-U.S. Holders (as defined below, and except as otherwise discussed below).

This discussion is based on current U.S. federal income tax laws as in effect on the date hereof, which is subject to change, possibly on a retroactive basis, which may affect the U.S. federal income tax consequences described herein. Furthermore, this discussion does not address any aspect of U.S. federal non-income tax laws, such as gift, estate or Medicare net investment income tax laws, or state, local or non-U.S. laws. JWSM has not sought, and JWSM does not intend to seek, a ruling from the U.S. Internal Revenue Service (“IRS”) as to any U.S. federal income tax considerations described herein. The IRS may disagree with the discussion herein, and its determination may be upheld by a court. Moreover, there can be no assurance that future legislation, regulations, administrative rulings or court decisions will not adversely affect the accuracy of the statements in this discussion.

This discussion does not consider the U.S. federal income tax treatment of entities or arrangements treated as partnerships or other pass-through entities (including branches) for U.S. federal income tax purposes (any such entity or arrangement, a “Flow-Through Entity”) or investors that hold our securities through Flow-Through Entities. If a Flow-Through Entity is the beneficial owner of our securities, the U.S. federal income tax treatment of an investor holding our securities through a Flow-Through Entity generally will depend on the status of such investor and the activities of such investor and such Flow-Through Entity.
If you hold our securities through a Flow-Through Entity, we urge you to consult your tax advisor.
THE FOLLOWING IS FOR INFORMATIONAL PURPOSES ONLY. EACH HOLDER IS URGED TO CONSULT ITS TAX ADVISOR WITH RESPECT TO THE PARTICULAR TAX CONSEQUENCES TO SUCH HOLDER OF EXERCISING REDEMPTION RIGHTS, INCLUDING THE EFFECTS OF U.S. FEDERAL, STATE AND LOCAL AND NON-U.S. TAX LAWS.
For purposes of this discussion, because any unit consisting of one Class A Ordinary Share and one fourth of one warrant (with a whole warrant representing the right to acquire one Class A Ordinary Share) is separable at the option of the holder, JWSM is treating any Class A Ordinary Share and one fourth of one warrant to acquire one Class A Ordinary Share held by a holder in the form of a single unit as separate instruments and is assuming that the unit itself will not be treated as an integrated instrument. Accordingly, the cancellation or separation of the units in connection with the exercise of redemption rights generally should not be a taxable event for U.S. federal income tax purposes. This position is not free from doubt, and no assurance can be given that the IRS would not assert, or that a court would not sustain, a contrary position.
Certain U.S. Federal Income Tax Considerations to U.S. Shareholders
This section is addressed to Redeeming U.S. Holders (as defined below) of JWSM’s Public Shares that elect to have their Public Shares redeemed for cash as described in the section entitled “Proposal No. 1 — The Extension Amendment Proposal — Redemption Rights” and “Proposal No. 2 — The Redemption Limitation Amendment Proposal — Redemption Rights.” For purposes of this discussion, a “Redeeming U.S. Holder” is a beneficial owner that so redeems its shares and is, for U.S. federal income tax purposes:
•
an individual citizen or resident of the United States;

•
a corporation (or other entity that is treated as a corporation for U.S. federal income tax purposes) that is created or organized (or treated as created or organized) in or under the laws of the United States or any state thereof or the District of Columbia;

•
an estate the income of which is subject to U.S. federal income taxation regardless of its source; or

•
any trust if (1) a U.S. court is able to exercise primary supervision over the administration of such trust and one or more United States persons (within the meaning of the Code) have the authority to control all substantial decisions of the trust or (2) it has a valid election in place to be treated as a United States person.

Tax Treatment of the Redemption — In General
Subject to the passive foreign investment company (“PFIC”) rules discussed below under the heading “— Passive Foreign Investment Company Rules,” the U.S. federal income tax consequences to a Redeeming U.S. Holder of Public Shares that exercises its redemption rights to receive cash in exchange for all or a portion of its Public Shares will depend on whether the redemption qualifies as a sale of the Public Shares redeemed under Section 302 of the Code or is treated as a distribution under Section 301 of the Code. If the redemption qualifies as a sale of such Redeeming U.S. Holder’s shares, such Redeeming U.S. Holder will generally be required to recognize gain or loss in an amount equal to the difference, if any, between the amount of cash received and the tax basis of the shares redeemed. Such gain or loss should be treated as capital gain or loss if such shares were held as a capital asset on the date of the redemption. Any such capital gain or loss generally will be long-term capital gain or loss if the Redeeming U.S. Holder’s holding period for such shares exceeds one year at the time of the redemption. A Redeeming U.S. Holder’s tax basis in such Redeeming U.S. Holder’s shares generally will equal the cost of such shares.

The redemption generally will qualify as a sale of such shares if the redemption either (i) is “substantially disproportionate” with respect to the Redeeming U.S. Holder, (ii) results in a “complete redemption” of such Redeeming U.S. Holder’s interest in JWSM or (iii) is “not essentially equivalent to a dividend” with respect to such Redeeming U.S. Holder. These tests are explained more fully below.
For purposes of such tests, a Redeeming U.S. Holder takes into account not only shares directly owned by such Redeeming U.S. Holder, but also shares that are constructively owned by such Redeeming U.S. Holder. A Redeeming U.S. Holder may constructively own, in addition to Public Shares owned directly, Public Shares owned by certain related individuals and entities in which such Redeeming U.S. Holder has an interest or that have an interest in such Redeeming U.S. Holder, as well as any shares such Redeeming U.S. Holder has a right to acquire by exercise of an option, which would generally include shares which could be acquired pursuant to the exercise of the Public Warrants.
The redemption generally will be “substantially disproportionate” with respect to a Redeeming U.S. Holder if the percentage of JWSM’s outstanding voting shares that such Redeeming U.S. Holder directly or constructively owns immediately after the redemption is less than 80 percent of the percentage of JWSM’s outstanding voting shares that such Redeeming U.S. Holder directly or constructively owned immediately before the redemption, and such Redeeming U.S. Holder immediately after the redemption actually and constructively owns less than 50 percent of the total combined voting power of JWSM. There will be a complete redemption of such Redeeming U.S. Holder’s interest if either (i) all of the shares directly or constructively owned by such Redeeming U.S. Holder are redeemed or (ii) all of the shares directly owned by such Redeeming U.S. Holder are redeemed and such Redeeming U.S. Holder is eligible to waive, and effectively waives in accordance with specific rules, the attribution of the shares owned by certain family members and such Redeeming U.S. Holder does not constructively own any other shares. The redemption will not be essentially equivalent to a dividend if it results in a “meaningful reduction” of such Redeeming U.S. Holder’s proportionate interest in JWSM. Whether the redemption will result in a “meaningful reduction” in such Redeeming U.S. Holder’s proportionate interest will depend on the particular facts and circumstances applicable to it. The IRS has indicated in a published ruling that even a small reduction in the proportionate interest of a small minority shareholder in a publicly held corporation that exercises no control over corporate affairs may constitute such a “meaningful reduction.”
If none of the above tests is satisfied, the redemption will be treated as a distribution with respect to the shares under Section 302 of the Code, in which case the Redeeming U.S. Holder will be treated as receiving a corporate distribution. Such distribution generally will constitute a dividend for U.S. federal income tax purposes to the extent paid from current or accumulated earnings and profits, as determined under U.S. federal income tax principles. Such dividends will be taxable to a corporate U.S. Holder at regular rates and will not be eligible for the dividends-received deduction generally allowed to domestic corporations in respect of dividends received from other domestic corporations. Assuming JWSM is a PFIC (as discussed below under “— Passive Foreign Investment Company Rules,”) such dividends will be taxable to an individual Redeeming U.S. Holder at regular rates and will not be eligible for the reduced rates of taxation on certain dividends received from a “qualified foreign corporation.” Distributions in excess of current and accumulated earnings and profits will constitute a return of capital that will be applied against and reduce (but not below zero) the Redeeming U.S. Holder’s adjusted tax basis in such Redeeming U.S. Holder’s Public Shares. Any remaining excess will be treated as gain realized on the sale or other disposition of such Redeeming U.S. Holder’s Public Shares. After the application of those rules, any remaining tax basis of the Redeeming U.S. Holder in the redeemed Public Shares will be added to the Redeeming U.S. Holder’s adjusted tax basis in its remaining Public Shares, or, if it has none, to the Redeeming U.S. Holder’s adjusted tax basis in its Public Warrants or possibly in other shares constructively owned by it.
ALL REDEEMING U.S. HOLDERS ARE URGED TO CONSULT THEIR TAX ADVISORS AS TO THE TAX CONSEQUENCES TO THEM OF A REDEMPTION OF ALL OR A PORTION OF THEIR PUBLIC SHARES PURSUANT TO AN EXERCISE OF REDEMPTION RIGHTS.
Passive Foreign Investment Company Rules
A foreign (i.e., non-U.S.) corporation will be a PFIC for U.S. federal income tax purposes if either (i) at least 75% of its gross income in a taxable year, including its pro rata share of the gross income of any corporation in which it is considered to own at least 25% of the shares by value, is passive income, or (ii) at least 50% of its assets in a taxable year (ordinarily, but subject to exceptions, determined based on fair market value and averaged quarterly over the year), including its pro rata share of the assets of any corporation in which it is considered to own at least 25% of the shares by value, are held for the production of, or produce, passive income. Passive income generally includes dividends, interest, rents and royalties (other than rents or royalties derived from the active conduct of a trade or business) and gains from the disposition of assets giving rise to passive income.
Because JWSM is a blank check company with no current active business, based upon the composition of its income and assets, and upon a review of its financial statements, JWSM believes that it likely was a PFIC for its most recent taxable year ended on December 31, 2022, and will continue to be treated as a PFIC until we no longer satisfy the PFIC tests (although, as stated below, in general the PFIC rules would continue to apply to any U.S. holder who held our securities at any time we were considered a PFIC).
If we are determined to be a PFIC for any taxable year (or portion thereof) that is included in the holding period of a Redeeming U.S. Holder of our shares, rights or warrants and, in the case of our shares, the Redeeming U.S. Holder did not make either a timely QEF election for our first taxable year as a PFIC in which the Redeeming U.S. Holder held (or was deemed to hold) shares or a timely “mark to market” election, in each case as described below, such holder generally will be subject to special rules with respect to:
•
any gain recognized by the Redeeming U.S. Holder on the sale or other disposition of its shares, rights or warrant (which would include the redemption, if such redemption is treated as a sale under the rules discussed under the heading “— Tax Treatment of the Redemption — In General,” above); and

•
any “excess distribution” made to the Redeeming U.S. Holder (generally, any distributions to such Redeeming U.S. Holder during a taxable year of the Redeeming U.S. Holder that are greater than 125% of the average annual distributions received by such Redeeming U.S. Holder in respect of the shares during the three preceding taxable years of such Redeeming U.S. Holder or, if shorter, such Redeeming U.S. Holder’s holding period for the shares), which may include the redemption to the extent such redemption is treated as a distribution under the rules discussed under the heading “— Tax Treatment of the Redemption — In General,” above.

Under these special rules,
•
the Redeeming U.S. Holder’s gain or excess distribution will be allocated ratably over the Redeeming U.S. Holder’s holding period for the shares or warrants;

•
the amount allocated to the Redeeming U.S. Holder’s taxable year in which the Redeeming U.S. Holder recognized the gain or received the excess distribution, or to the period in the Redeeming U.S. Holder’s holding period before the first day of our first taxable year in which we are a PFIC, will be taxed as ordinary income;

•
the amount allocated to other taxable years (or portions thereof) of the Redeeming U.S. Holder and included in its holding period will be taxed at the highest tax rate in effect for that year and applicable to the Redeeming U.S. Holder; and

•
an additional tax equal to the interest charge generally applicable to underpayments of tax will be imposed on the Redeeming U.S. Holder in respect of the tax attributable to each such other taxable year described in the immediately preceding clause of the Redeeming U.S. Holder.

In general, if we are determined to be a PFIC, a Redeeming U.S. Holder may avoid the PFIC tax consequences described above in respect to our shares (but not our warrants) by making a timely QEF election (if eligible to do so) for the taxable year that is the first year in the Redeeming U.S. Holder’s holding period of our shares during which we are treated as a PFIC or, if in a later year, the Redeeming U.S. Holder made a QEF election along with a purging election. A QEF election is an election to include in income its pro rata share of our net capital gains (as long-term capital gain) and other earnings and profits (as ordinary income), on a current basis, in each case whether or not distributed, in the taxable year of the Redeeming U.S. Holder in which or with which our taxable year ends. In general, a QEF election must be made on or before the due date (including extensions) for filing such Redeeming U.S. Holder’s tax return for the taxable year for which the election relates. A Redeeming U.S. Holder may make a separate election to defer the payment of taxes on undistributed income inclusions under the QEF rules, but if deferred, any such taxes will be subject to an interest charge. The purging election creates a deemed sale of such shares at their fair market value. The gain recognized by the purging election will be subject to the special tax and interest charge rules treating the gain as an excess distribution, as described above. As a result of the purging election, the Redeeming U.S. Holder will have a new basis and holding period in the shares for purposes of the PFIC rules.
A Redeeming U.S. Holder may not make a QEF election with respect to its warrants to acquire our shares. As a result, if a Redeeming U.S. Holder sells or otherwise disposes of such warrants (other than upon exercise of such warrants), any gain recognized generally will be subject to the special tax and interest charge rules treating the gain as an excess distribution, as described above, if we were a PFIC at any time during the period the Redeeming U.S. Holder held the warrants. If a Redeeming U.S. Holder that exercises such warrants properly makes a QEF election with respect to the newly acquired shares (or has previously made a QEF election with respect to our shares), the QEF election will apply to the newly acquired shares, but the adverse tax consequences relating to PFIC shares, adjusted to take into account the current income inclusions resulting from the QEF election, will continue to apply with respect to such newly acquired shares (which generally will be deemed to have a holding period for purposes of the PFIC rules that includes the period the Redeeming U.S. Holder held the warrants), unless the Redeeming U.S. Holder makes a purging election. The purging election creates a deemed sale of such shares at their fair market value. The gain recognized by the purging election will be subject to the special tax and interest charge rules treating the gain as an excess distribution, as described above. As a result of the purging election, the Redeeming U.S. Holder will have a new basis and holding period in the shares acquired upon the exercise of the warrants for purposes of the PFIC rules.
The QEF election is made on a shareholder-by-shareholder basis and, once made, can be revoked only with the consent of the IRS. A QEF election may not be made with respect to our warrants. A Redeeming U.S. Holder generally makes a QEF election by attaching a completed IRS Form 8621 (Return by a Shareholder of a Passive Foreign Investment Company or Qualified Electing Fund), including the information provided in a PFIC annual information statement, to a timely filed U.S. federal income tax return for the tax year to which the election relates. Retroactive QEF elections generally may be made only by filing a protective statement with such return and if certain other conditions are met or with the consent of the IRS. Redeeming U.S. Holders are urged to consult their tax advisors regarding the availability and tax consequences of a retroactive QEF election under their particular circumstances.
A Redeeming U.S. Holder’s ability to make a QEF Election with respect to JWSM is contingent upon, among other things, the provision by JWSM of a “PFIC Annual Information Statement” to such Redeeming U.S. Holder. Upon written request, we will endeavor to provide to a Redeeming U.S. Holder such information as the IRS may require, including a PFIC Annual Information Statement, in order to enable the Redeeming U.S. Holder to make and maintain a QEF Election. There is no assurance, however, that we would timely provide such required information.
If a Redeeming U.S. Holder has made a QEF election with respect to our shares, and the special tax and interest charge rules do not apply to such shares (because of a timely QEF election for our first taxable year as a PFIC in which the Redeeming U.S. Holder holds (or is deemed to hold) such shares or a purge of the PFIC taint pursuant to a purging election, as described above), any gain recognized on the sale of our shares generally will be taxable as capital gain and no interest charge will be imposed. As discussed above, Redeeming U.S. Holders of a QEF are currently taxed on their pro rata shares of its earnings and profits, whether or not distributed. In such case, a subsequent distribution of such earnings and profits that were previously included in income generally should not be taxable as a dividend to such Redeeming U.S. Holders. The tax basis of a Redeeming U.S. Holder’s shares in a QEF will be increased by amounts that are included in income, and decreased by amounts distributed but not taxed as dividends, under the above rules. Similar basis adjustments apply to property if by reason of holding such property the Redeeming U.S. Holder is treated under the applicable attribution rules as owning shares in a QEF.
A determination that we are a PFIC for any particular year will generally apply for subsequent years to a Redeeming U.S. Holder who held shares or warrants while we were a PFIC, whether or not we meet the test for PFIC status in those subsequent years. A Redeeming U.S. Holder who makes the QEF election discussed above for our first taxable year as a PFIC in which the Redeeming U.S. Holder holds (or is deemed to hold) our shares and receives the requisite PFIC annual information statement, however, will not be subject to the PFIC tax and interest charge rules discussed above in respect to such shares. In addition, such Redeeming U.S. Holder will not be subject to the QEF inclusion regime with respect to such shares for any taxable year of us that ends within or with a taxable year of the Redeeming U.S. Holder and in which we are not a PFIC. On the other hand, if the QEF election is not effective for each of our taxable years in which we are a PFIC and the Redeeming U.S. Holder holds (or is deemed to hold) our shares, the PFIC rules discussed above will continue to apply to such shares unless the holder makes a purging election, as described above, and pays the tax and interest charge with respect to the gain inherent in such shares attributable to the pre-QEF election period.
The impact of the PFIC rules on a Redeeming U.S. Holder may also depend on whether the Redeeming U.S. Holder has made an election under Section 1296 of the Code. Redeeming U.S. Holders that hold (directly or constructively) stock of a foreign corporation that is classified as a PFIC may annually elect to mark such stock to its market value if such stock is regularly traded on an established exchange (a “mark-to-market election”). No assurance can be given that the Public Shares are considered to be regularly traded for purposes of the mark-to-market election or whether the other requirements of this election are satisfied. If such an election is available and has been made, such Redeeming U.S. Holders will generally not be subject to the special PFIC taxation rules discussed above. Instead, in general, the Redeeming U.S. Holder will include as ordinary income each year the excess, if any, of the fair market value of its shares at the end of its taxable year over the adjusted basis in its shares. The Redeeming U.S. Holder also will be allowed to take an ordinary loss in respect of the excess, if any, of the adjusted basis of its shares over the fair market value of its shares at the end of its taxable year (but only to the extent of the net amount of previously included income as a result of the mark-to-market election). The Redeeming U.S. Holder’s basis in its shares will be adjusted to reflect any such income or loss amounts, and any further gain recognized on a sale or other taxable disposition of the shares will be treated as ordinary income. However, if the mark-to-market election is made by a Redeeming U.S. Holder after the beginning of the holding period for the PFIC stock, then the special PFIC taxation rules described above will apply to certain dispositions of, distributions on and other amounts taxable with respect to the Public Shares. A mark-to-market election is not available with respect to Public Warrants.
A Redeeming U.S. Holder that owns (or is deemed to own) shares in a PFIC during any taxable year of the Redeeming U.S. Holder, may have to file an IRS Form 8621 (whether or not a QEF or market-to-market election is made) and such other information as may be required by the U.S. Treasury Department.
The application of the PFIC rules is extremely complex. Shareholders who are considering participating in the redemption and/or selling, transferring or otherwise disposing of their shares or warrants are urged to consult with their tax advisors concerning the application of the PFIC rules (including whether a QEF election, a mark-to-market election, or any other election is available and the consequences to them of any such election) in their particular circumstances.
U.S. Federal Income Tax Considerations to Non-U.S. Shareholders
This section is addressed to Redeeming Non-U.S. Holders (as defined below) of JWSM’s Public Shares that elect to have their shares redeemed for cash as described in the section entitled “Proposal No. 1 — The Extension Amendment Proposal — Redemption Rights” and “Proposal No. 2 — The Redemption Limitation Amendment Proposal — Redemption Rights.” For purposes of this discussion, a “Redeeming Non-U.S. Holder” is a beneficial owner (other than a Flow-Through Entity) of our Public Shares that so redeems its Public Shares and is not a Redeeming U.S. Holder.
Except as otherwise discussed in this section, a Redeeming Non-U.S. Holder who elects to have its shares redeemed will generally be treated in the same manner as a U.S. shareholder for U.S. federal income tax purposes. See the discussion above under “Certain U.S. Federal Income Tax Considerations to U.S. Shareholders.” However, notwithstanding such characterization, any Redeeming Non-U.S. Holder generally will not be subject to U.S. federal income tax on any gain recognized or dividends received as a result of the redemption unless the gain or dividends is effectively connected with such non-U.S. Holder’s conduct of a trade or business within the United States (and if an income tax treaty applies, is attributable to a U.S. permanent establishment or fixed base maintained by the non-U.S. shareholder).

Non-U.S. holders of shares considering exercising their redemption rights are urged to consult their tax advisors as to whether the redemption of their shares will be treated as a sale or as a distribution under the Code, and whether they will be subject to U.S. federal income tax on any gain recognized or dividends received as a result of the redemption based upon their particular circumstances.
Under the Foreign Account Tax Compliance Act (“FATCA”) and U.S. Treasury regulations and administrative guidance thereunder, a 30% United States federal withholding tax may apply to certain income paid to (i) a “foreign financial institution” (as specifically defined in FATCA), whether such foreign financial institution is the beneficial owner or an intermediary, unless such foreign financial institution agrees to verify, report and disclose its United States “account” holders (as specifically defined in FATCA) and meets certain other specified requirements or (ii) a non-financial foreign entity, whether such non-financial foreign entity is the beneficial owner or an intermediary, unless such entity provides a certification that the beneficial owner of the payment does not have any substantial United States owners or provides the name, address and taxpayer identification number of each such substantial United States owner and certain other specified requirements are met. Under certain circumstances, a Redeeming Non-U.S. Holder might be eligible for refunds or credits of such taxes. In certain cases, the relevant foreign financial institution or non-financial foreign entity may qualify for an exemption from, or be deemed to be in compliance with, these rules. If the country in which a Redeeming Non- U.S. Holder is resident has entered into an “intergovernmental agreement” with the United States regarding FATCA, the Redeeming Non-U.S. Holder may be permitted to report to that country instead of the United States, and the intergovernmental agreement may otherwise modify the requirements described in this paragraph. While withholding under FATCA generally would apply to payments of gross proceeds from the sale or other disposition of securities, proposed Treasury Regulations eliminate FATCA withholding on payments of gross proceeds entirely. Taxpayers generally may rely on these proposed Treasury Regulations until final Treasury Regulations are issued. Redeeming Non-U.S. Holders are urged to consult their tax advisors regarding the possible implications of FATCA and whether it may be relevant to their disposition of their shares or warrants.
Backup Withholding
In general, proceeds received from the exercise of redemption rights will be subject to backup withholding for a non-corporate Redeeming U.S. Holder that:
•
fails to provide an accurate taxpayer identification number;

•
is notified by the IRS regarding a failure to report all interest or dividends required to be shown on his or her federal income tax returns; or

•
in certain circumstances, fails to comply with applicable certification requirements.

A Redeeming Non-U.S. Holder generally may eliminate the requirement for information reporting and backup withholding by providing certification of its non-U.S. status, under penalties of perjury, on a duly executed applicable IRS Form W-8 or by otherwise establishing an exemption.
Any amount withheld under these rules will be creditable against the Redeeming U.S. Holder’s or Redeeming Non-U.S. Holder’s U.S. federal income tax liability or refundable to the extent that it exceeds this liability, provided that the required information is timely furnished to the IRS and other applicable requirements are met.
As previously noted above, the foregoing discussion of certain material U.S. federal income tax consequences is included for general information purposes only and is not intended to be, and should not be construed as, legal or tax advice to any shareholder. We once again urge you to consult with your tax adviser to determine the particular tax consequences to you (including the application and effect of any U.S. federal, state, local or foreign income or other tax laws) of the receipt of cash in exchange for shares in connection with the Extension Amendment Proposal or the Redemption Limitation Amendment Proposal and any redemption of your Public Shares.

BUSINESS OF JWSM AND CERTAIN INFORMATION ABOUT JWSM
References in this section to “we,” “our,” or “us” refer to JAWS Mustang Acquisition Corporation.
General
We are a blank check company incorporated as an exempted company in the Cayman Islands on October 19, 2020 formed for the purpose of effecting a merger, amalgamation, share exchange, asset acquisition, share purchase, reorganization or other similar business combination with one or more businesses in any industry or sector. We are currently reviewing a number of opportunities to enter into an initial business combination with one or more operating businesses.
Initial Public Offering and Private Placement
On February 4, 2021, we consummated our Initial Public Offering of 103,500,000 Units, including the issuance of 13,500,000 additional units as a result of the underwriters’ exercise of their over-allotment option in full, at $10.00 per JWSM Public Unit, generating gross proceeds of $1.035 billion. The securities in the offering were registered under the Securities Act on a registration statement on Form S-1 (No. 333-252165). The SEC declared the registration statement effective on February 1, 2021. Simultaneously with the closing of our Initial Public Offering, we consummated the sale of 11,350,000 Private Placement Warrants to the Sponsor at a price of $2.00 per JWSM Private Placement Warrant, generating gross proceeds of $22,700,000.
Transaction costs amounted to $57,010,008, consisting of $19,800,000 of underwriting fees, net of $900,000 reimbursed from the underwriters, $36,225,000 of deferred underwriting fees and $985,008 of other offering costs.
Following the closing of our Initial Public Offering on February 4, 2021, an amount of approximately $1,035,000,000 ($10.00 per JWSM Unit) from the net proceeds of the sale of the Units in our Initial Public Offering and the sale of the Private Placement Warrants were placed in a Trust Account, and invested in U.S. government securities, within the meaning set forth in the Investment Company Act, with a maturity of 185 days or less, or in any open-ended investment company that holds itself out as a money market fund investing solely in U.S. Treasuries and meeting certain conditions under Rule 2a-7 of the Investment Company Act, as determined by us, until the earliest of: (i) the completion of a Business Combination and (ii) the distribution of the funds in the Trust Account to our shareholders. JWSM currently intends, prior to the Shareholder Meeting, to instruct Continental Stock Transfer & Trust Company, the trustee with respect to the Trust Account, to liquidate the U.S. government treasury obligations or money market funds held in the Trust Account and thereafter to maintain the funds in the Trust Account in cash in an interest-bearing demand deposit account at a bank until the earlier of the consummation of a Business Combination and the liquidation of JWSM. Interest on such deposit account is currently 2.75% per annum, but such deposit account carries a variable rate and JWSM cannot assure you that such rate will not decrease or increase significantly.

BENEFICIAL OWNERSHIP OF SECURITIES
The following table sets forth information regarding the beneficial ownership of JWSM’s Ordinary Shares as of January 9, 2023, based on information obtained from the persons named below, with respect to the beneficial ownership of shares of JWSM’s Ordinary Shares, by:
•
each person known by JWSM to be the beneficial owner of more than 5% of JWSM’s outstanding Class A Ordinary Shares or Class B Ordinary Shares;

•
each of JWSM’s executive officers and directors that beneficially owns shares of JWSM’s Ordinary Shares; and

•
all JWSM’s executive officers and directors as a group.

Beneficial ownership is determined according to the rules of the SEC, which generally provide that a person has beneficial ownership of a security if such person possesses sole or shared voting or investment power over that security, including options and warrants that are currently exercisable or exercisable within sixty days.
In the table below, percentage ownership is based on 129,375,000 ordinary shares, consisting of (i) 103,500,000 Class A ordinary shares and (ii) 25,875,000 Class B ordinary shares, issued and outstanding as of January 9, 2023. The table below does not include the Class A Ordinary Shares underlying the Private Placement Warrants held by the Sponsor because these securities are not exercisable within 60 days of this proxy statement.
Unless otherwise indicated, we believe that all persons named in the table have sole voting and investment power with respect to all shares of ordinary shares beneficially owned by them.
	Class B Ordinary Shares		Class A Ordinary Shares
Name of Beneficial Owners(1)	Number of Shares Beneficially Owned	Approximate Percentage of Class	Number of Shares Beneficially Owned	Approximate Percentage of Class	Approximate Percentage of Voting Control
Five Percent Holders
Glazer Capital, LLC	—	—	12,933,498(2)	12.5%	10.0%
Mustang Sponsor LLC (our sponsor)	25,800,000(3)	99.7%	—	—	19.9%
Directors and Executive Offices of JWSM
Barry S. Sternlicht	25,800,000(3)	99.7%	—	—	19.9%
Andrew Klaber	—(4)	—	—	—	—
Matthew Walters	—(4)	—	—	—	—
Michael Reidler	—(4)	—	—	—	—
John Legere	25,000(4)	*	—	—	—
David Helfand	25,000(4)	*	—	—	—
Elizabeth Cogan Fascitelli	25,000(4)	*	—	—	—
All officers and directors as a group (seven individuals)	25,875,000	100%	—	—	20.0%

*
Less than 1%.

(1)
Unless otherwise noted, the business address of each of the following entities or individuals is 1601 Washington Avenue, Suite 800, Miami Beach, Florida 33139.

(2)
Based on information reported on a Schedule 13G filed on December 12, 2022, the Class A Ordinary Shares reported herein are held by Glazer Capital, LLC and Paul J. Glazer. The address of Glazer Capital, LLC and Paul J. Glazer is 250 West 55th Street, Suite 30A, New York, New York 10019.

(3)
Represents 25,800,000 shares directly held by our sponsor. Barry S. Sternlicht controls the reporting person, and as such has voting and investment discretion with respect to the securities held by the reporting person and may be deemed to have beneficial ownership of the securities held directly by the reporting person. Mr. Sternlicht disclaims beneficial ownership of any securities held by our sponsor except to the extent of his      pecuniary interest therein.
(4)
Does not include any shares indirectly owned by this individual as a result of his director or indirect membership interest in our sponsor.

FUTURE SHAREHOLDER PROPOSALS
If the Extension Amendment Proposal is approved, we anticipate that we will hold another extraordinary general meeting before the Extension Date to consider and vote upon approval of a Business Combination Agreement and a Business Combination. Accordingly, if we consummate a Business Combination, JWSM’s next annual meeting of shareholders will be held at a future date to be determined by the post-Business Combination company. If the Extension Amendment Proposal is not approved, or if it is approved but we do not consummate a Business Combination before the Extension Date, JWSM will dissolve and liquidate. Accordingly, there will be no annual meeting in 2023.

HOUSEHOLDING INFORMATION
Unless JWSM has received contrary instructions, JWSM may send a single copy of this proxy statement to any household at which two or more shareholders reside if JWSM believes the shareholders are members of the same family. This process, known as “householding,” reduces the volume of duplicate information received at any one household and helps to reduce JWSM’s expenses. However, if shareholders prefer to receive multiple sets of JWSM’s disclosure documents at the same address this year or in future years, the shareholders should follow the instructions described below. Similarly, if an address is shared with another shareholder and together both of the shareholders would like to receive only a single set of JWSM’s disclosure documents, the shareholders should follow these instructions:
If the shares are registered in the name of the shareholder, the shareholder should contact us at our offices at JAWS Mustang Acquisition Corporation, 1601 Washington Avenue, Suite 800, Miami Beach, Florida 33139, to inform us of his or her request; or
If a bank, broker or other nominee holds the shares, the shareholder should contact the bank, broker or other nominee directly.

WHERE YOU CAN FIND MORE INFORMATION
JWSM files reports, proxy statements and other information with the SEC as required by the Exchange Act. You may access information on JWSM at the SEC web site, which contains reports, proxy statements and other information, at: http://www.sec.gov.
This proxy statement is available without charge to shareholders of JWSM upon written or oral request. If you would like additional copies of this proxy statement or if you have questions about the proposals to be presented at the Shareholder Meeting, you should contact JWSM in writing at JAWS Mustang Acquisition Corporation, 1601 Washington Avenue, Suite 800, Miami Beach, Florida 33139.
If you have questions about the proposals or this proxy statement, would like additional copies of this proxy statement, or need to obtain proxy cards or other information related to the proxy solicitation, please contact Morrow Sodali, the proxy solicitor for JWSM, by calling (800) 662-5200 (toll-free), or banks and brokers can call (203) 658-9400, or by emailing JWSM.info@investor.morrowsodali.com. You will not be charged for any of the documents that you request.
To obtain timely delivery of the documents, you must request them no later than five business days before the date of the Shareholder Meeting, or no later than January 25, 2023.

JAWS Mustang Acquisition Corporation1601 Washington Avenue, Suite 800Miami Beach, FL 33139 EXTRAORDINARY GENERAL MEETINGOF SHAREHOLDERS OF JAWS MUSTANG ACQUISITION CORPORATION YOUR VOTE IS IMPORTANT THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORSFOR THE EXTRAORDINARY GENERAL MEETING OF SHAREHOLDERSTO BE HELD ON FEBRUARY 1, 2023. The undersigned, revoking any previous proxies relating to these shares, hereby acknowledges receipt of the Notice and Proxy Statement, dated January 11, 2023, in connection with the extraordinary general meeting of Shareholders (the “Shareholder Meeting”) of JAWS Mustang Acquisition Corporation (“JWSM”) to be held at 10:00 a.m. Eastern Time on February 1, 2023, at the offices of Kirkland & Ellis LLP located at 601 Lexington Avenue, New York, New York 10022, and via a virtual meeting, and hereby appoints Andrew Klaber and Michael Reider, and each of them (with full power to act alone), the attorneys and proxies of the undersigned, with power of substitution to each, to vote all ordinary shares of JWSM registered in the name provided, which the undersigned is entitled to vote at the Shareholder Meeting, and at any adjournments thereof, with all the powers the undersigned would have if personally present. Without limiting the general authorization hereby given, said proxies are, and each of them is, instructed to vote or act as follows on the proposals set forth in the accompanying proxy statement. THIS PROXY, WHEN EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED “FOR” PROPOSALS1,2 AND 3.

(Continued and to be marked, dated and signed on reverse side) Please mark vote as indicated in this example THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” PROPOSALS1,2 AND3. Proposal No. 1 — The Extension Amendment Proposal — RESOLVED, as a special resolution that:
a) the first sentence of Article 49.7 of JWSM’s Amended and Restated Memorandum and Articles of Association be deleted in its entirety and replaced with the following new first sentence of Article 49.7:
“In the event that the Company does not consummate a Business Combination byFebruary 4, 2024, or such later time as the Members may approve in accordance with the Articles, the Company shall:”
b) Article 49.8(a) of JWSM’s Amended and Restated Memorandum and Articles of Association be deleted in its entirety and replaced with the following new Article 49.8(a):“to modify the substance or timing of the Company’s obligation to: (i) allow redemptions of the Public Shares in connection with a Business Combination or: (ii) redeem 100 per cent of the Public Shares if the Company has not completed a Business Combination by February 4, 2024, or such later time as the Members may approve in accordance with the Articles; and/or”c) Article 49.10(b) of JWSM’s Amended and Restated Memorandum and Articles of Association be deleted in its entirety and replaced with the following new Article 49.10(b):“vote as a class with the Public Shares: (i) on the Company’s initial Business Combination or on any other proposal presented to shareholders prior to or in connection with the completion of an initial Business Combination; or (ii) to approve an amendment to the Memorandum or the Articles to (x) extend the time we have to consummate a business combination beyondFebruary 4, 2024 or (y) amend this Article 49.10.” Proposal No. 2 — The Redemption Limitation Amendment Proposal — RESOLVED, as a special resolution that:FORAGAINSTABSTAIN a)Article 49.2(b) of JWSM’s Amended and Restated Memorandum and Articles of Association be deleted in its entirety and replaced with the following new Article 49.2(b):“provide Members with the opportunity to have their Shares repurchased by means of a tender offer for a per-Share repurchase price payable in cash, equal to the aggregate amount then on deposit in the Trust Account, calculated as of two business days prior to the consummation of such Business Combination, including interest earned on the Trust Account (net of taxes paid or payable, if any), divided by the number of then issued Public Shares. Such obligation to repurchase Shares is subject to the completion of the proposed Business Combination to which it relates.” b)Article 49.4 of JWSM’s Amended and Restated Memorandum and Articles of Association be deleted in its entirety and replaced with the following new Article 49.4:“At a general meeting called for the purposes of approving a Business Combination pursuant to this Article, in the event that such Business Combination is approved by Ordinary Resolution, the Company shall be authorised to consummate such Business Combination.” c)The following final sentence of Article 49.5 of JWSM’s Amended and Restated Memorandum and Articles of Association be deleted in its entirety “The Company shall not redeem Public Shares that would cause the Company’s net tangible assets to be less than US$5,000,001 following such redemptions (the “Redemption Limitation”).” d)The following final sentence of Article 49.8 of JWSM’s Amended and Restated Memorandum and Articles of Association be deleted in its entirety:“The Company’s ability to provide such redemption in this Article is subject to the Redemption Limitation. FOR AGAINST ABSTAIN

Proposal No. 3 — The Adjournment Proposal — RESOLVED, as an ordinary resolution, that the adjournment of the Shareholder Meeting to a later date or dates if necessary, to permit further solicitation and vote of proxies if, based upon the tabulated vote at the time of the Shareholder Meeting, there are insufficient Class A ordinary shares, par value $0.0001 per share, and Class B ordinary shares, par value $0.0001 per share, in the capital of JWSM represented (either in person or by proxy) to constitute a quorum necessary to conduct business at the Shareholder Meeting or to approve the Extension Amendment Proposal and the Redemption Limitation Amendment Proposal. FOR AGAINST ABSTAINDated: , 2023 (Signature) (Signature if held Jointly) Signature should agree with name printed hereon. If shares are held in the name of more than one person, EACH joint owner should sign. Executors, administrators, trustees, guardians, and attorneys should indicate the capacity in which they sign. Attorneys should submit powers of attorney. PLEASE SIGN, DATE AND RETURN THE PROXY IN THE ENVELOPE ENCLOSED TO CONTINENTAL STOCK TRANSFER & TRUST COMPANY. THIS PROXY WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED “FOR” PROPOSALS,2 1 AND 3 AND WILL GRANT DISCRETIONARY AUTHORITY TO VOTE UPON SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENTS THEREOF. THIS PROXY WILL REVOKE ALL PRIOR PROXIES SIGNED BY YOU.